                                                                  EXECUTION COPY

                                                                     EXHIBIT 4.6

                           FIFTH AMENDED AND RESTATED
                       MASTER COLLATERAL AGENCY AGREEMENT

                                      among

                             ANC RENTAL CORPORATION,
                               as Master Servicer,

               NATIONAL CAR RENTAL FINANCING LIMITED PARTNERSHIP,
                                  as a grantor,

                              ALAMO FINANCING L.P.,
                                  as a grantor,

                            CARTEMPS FINANCING L.P.,
                                  as a grantor,

                              ALAMO RENT-A-CAR, LLC
                                  as a grantor,

                        NATIONAL CAR RENTAL SYSTEM, INC.,
                                  as a grantor,

                          SPIRIT RENT-A-CAR, INC. d/b/a
                                     ALAMO,
                                  as a grantor,

                                 CITIBANK, N.A.
                    not in its individual capacity but solely
                           as Master Collateral Agent,

                    VARIOUS FINANCING SOURCES PARTIES HERETO

                                       and

                      VARIOUS BENEFICIARIES PARTIES HERETO

                            Dated as of June 11, 2002

                           FIFTH AMENDED AND RESTATED

                       MASTER COLLATERAL AGENCY AGREEMENT

            THIS FIFTH AMENDED AND RESTATED MASTER COLLATERAL AGENCY AGREEMENT, dated as of June 11, 2002 (as the same may be further amended, supplemented, restated or otherwise modified from time to time in accordance with the terms hereof, this "Agreement"), among ANC RENTAL CORPORATION, a Delaware corporation ("ANC"), as Master Servicer (in such capacity, the "Master Servicer"), NATIONAL CAR RENTAL FINANCING LIMITED PARTNERSHIP, a Delaware limited partnership ("NFLP"), as a grantor, ALAMO FINANCING L.P., a Delaware limited partnership ("Alamo Leasing"), as a grantor, CARTEMPS FINANCING L.P., a Delaware limited partnership ("CarTemps Leasing"), as a grantor, such other grantors as are added as grantors and identified as "Lessor Grantors" pursuant to a Grantor Supplement substantially in the form of Exhibit B hereto (such additional grantors, together with NFLP, Alamo Leasing and CarTemps Leasing, the "Lessor Grantors"), ALAMO RENT-A-CAR, LLC, a Delaware limited liability company ("Alamo"), as a grantor, NATIONAL CAR RENTAL SYSTEM, INC., a Delaware corporation ("National"), as a grantor, SPIRIT RENT-A-CAR, INC. d/b/a ALAMO, an Ohio corporation ("CarTemps"), as a grantor, such other grantors as are added as grantors and identified as "Lessee Grantors" pursuant to a Grantor Supplement substantially in the form of Exhibit B hereto (such additional grantors, together with Alamo, National and CarTemps, the "Lessee Grantors"), CITIBANK, N.A., a national banking association, not in its individual capacity but solely as master collateral agent for the Beneficiaries referred to below (in such capacity, the "Master Collateral Agent"), any other party which from time to time executes a Financing Source and Beneficiary Supplement substantially in the form of Exhibit A hereto as a Financing Source, and any other party which from time to time executes a Financing Source and Beneficiary Supplement substantially in the form of Exhibit A hereto as a Beneficiary (amending and restating the Fourth Amended and Restated Master Collateral Agency Agreement, dated as of June 30, 2000, as supplemented by the Financing Source and Beneficiary Supplements thereto, (the "Fourth Amended and Restated Agreement"), such Fourth Amended and Restated Agreement having previously amended and restated the Third Amended and Restated Master Collateral Agency Agreement, dated as of February 26, 1999, as supplemented by the Financing Source and Beneficiary Supplements thereto (the "Third Amended and Restated Agreement"), such Third Amended and Restated Agreement having previously amended and restated the Second Amended and Restated Master Collateral Agency Agreement, dated as of October 29, 1997, as supplemented by the Financing Source and Beneficiary Supplements thereto (the "Second Amended and Restated Agreement"), such Second Amended and Restated Agreement having previously amended and restated the Amended and Restated Master Collateral Agency Agreement, dated as of April 30, 1996, as supplemented by the Financing Source and Beneficiary Supplements thereto, and supplemented and amended by the Supplement and Amendment to the Amended and Restated Master Collateral Agency Agreement, dated as of December 20, 1996 (the "Original Amended and Restated Agreement"), in each case among ANC or AutoNation,

Inc. (f/k/a Republic Industries, Inc., as predecessor in interest to ANC), as Master Servicer, the Lessor Grantors, the Lessee Grantors, the Master Collateral Agent, each Financing Source and each Beneficiary.

                                   BACKGROUND

            1. The parties to the Fourth Amended and Restated Agreement (such term and all other capitalized terms used herein and not otherwise defined herein having the meanings assigned thereto in Section 1.1 hereof) desire to amend and restate the Fourth Amended and Restated Agreement in its entirety.

            2. National, Alamo and CarTemps now own, and each of the Lessee Grantors will from time to time hereafter acquire or lease, certain Vehicles for use in their respective daily domestic rental operations. NFLP, Alamo Leasing and CarTemps Leasing will from time to time acquire and lease to one or more of the Lessee Grantors, certain Vehicles for use in their respective daily domestic rental operations.

            3. Pursuant to the Financing Documents executed, or to be executed, by the Lessor Grantors, (i) each of NFLP, Alamo Leasing and CarTemps Leasing may from time to time extend financing to, respectively, National, Alamo and CarTemps and to other Lessee Grantors secured by, among other things, certain Vehicles and related rights and (ii) from time to time any Lessor Grantor may assign to the applicable Trustee, on behalf of the holders of additional Series of Notes issued under the related Base Indenture, additional rights of such Lessor Grantor and obligations of the applicable Lessee Grantors under additional Financing Documents.

            4. Pursuant to the Financing Documents executed, or to be executed, by the Lessor Grantors, (i) each of the Lessor Grantors may from time to time acquire Vehicles and lease such Vehicles to each of the applicable Lessee Grantors, and (ii) each of the Lessor Grantors is granting a security interest in the Vehicles acquired by it and related security to the Master Collateral Agent hereunder for the benefit of the applicable Trustee on behalf of the holders of the applicable Series of Notes issued under the related Base Indenture.

            5. Each of the Lessee Grantors and the Lessor Grantors may from time to time obtain financing with respect to Vehicles owned by it or obtain credit enhancement to support such financing from other Persons (which Persons providing financing to any of the Lessee Grantors may include any of the Lessor Grantors) which are or shall hereafter become parties hereto as Financing Sources or shall hereafter be named as Beneficiaries with respect to a Financing Source and each Lessee Grantor is granting a security interest in the Vehicles and related security owned by it to which such financing relates to the Master Collateral Agent hereunder for the benefit of the applicable Trustee on behalf of the holders of the applicable Series of Notes issued under the Base Indenture.

            6. Citibank, N.A., has agreed to act as Master Collateral Agent, and in its capacity as Master Collateral Agent to be named as the lienholder of the Certificates of Title for the Vehicles for the benefit of the Beneficiaries from time to time.

            NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

                                   ARTICLE I

                               CERTAIN DEFINITIONS

            SECTION 1.1 Certain Definitions. As used in this Agreement, the following terms have the respective meanings set forth below or set forth in another section hereof or in any other agreement as indicated. Capitalized terms not otherwise defined herein (i) if defined in the Base Indenture pursuant to which a Series of Notes shall have been issued, shall (except as otherwise provided in clause (ii) below), with respect to such Series of Notes, have the meanings assigned to such terms in the Definitions List attached as Schedule 1 to such Base Indenture, as such Base Indenture or Schedule 1 may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms of such Base Indenture, (ii) if defined in the Series Supplement pursuant to which a Series of Notes shall have been issued, shall, with respect to such Series of Notes, have the meaning specified in such Series Supplement, as such Series Supplement may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms of such Base Indenture, or (iii) if not defined in any Base Indenture or Series Supplement, shall, with respect to any Financing Source, have the meaning assigned to such term in the Financing Documents for such Financing Source.

            "Aggregate Asset Amount" shall, with respect to any Financing Source, have the meaning, if any, specified in the Financing Documents of such Financing Source.

            "Agreement" has the meaning set forth in the preamble hereto.

            "Alamo" means Alamo Rent-A-Car LLC, a Delaware limited liability company (including in its capacity as successor by merger to Value Rent-A-Car, Inc.), and its successors and assigns in accordance with the terms hereof.

            "Alamo Leasing" means Alamo Financing L.P., a Delaware limited partnership, and its successors and assigns in accordance with the terms hereof.

            "Amortization Event" shall, with respect to any applicable Financing Source, have the meaning, if any, specified in the Financing Documents of such Financing Source.

            "ANC" means ANC Rental Corporation, a Delaware corporation, and its successors and assigns in accordance with the terms hereof.

            "Asset Amount Deficiency" shall, with respect to any applicable Financing Source, have the meaning, if any, specified in the Financing Documents of such Financing Source.

            "Asset Purchase Agreement" means the Asset Purchase Agreement, dated as of April 4, 1995, among National Car Rental System, Inc., a wholly owned subsidiary of GM ("Old National"), as seller, National as successor by merger to NCR Acquisition Corp., as buyer, and GM, as amended.

            "Assignment Agreement" means each agreement with respect to each Manufacturer and its Manufacturer Program, entered into or to be entered into among a Lessor Grantor and/or a Lessee Grantor, as assignor, and the Master Collateral Agent, as assignee, and acknowledged by such Manufacturer, assigning to the Master Collateral Agent certain of such Lessor Grantor's and/or such Lessee Grantor's right, title and interest in such Manufacturer Program as it relates to Vehicles purchased from such Manufacturer or from such Manufacturer's dealers.

            "Authorized Agents" has the meaning set forth on Section 3.5.

            "Authorized Employee" has the meaning set forth in Section 2.5(c).

            "Bankruptcy Code" means The Bankruptcy Reform Act of 1978, as amended from time to time, and as codified as 11 U.S.C. Section 101 et seq.

            "Base Indenture" means any Lessor Grantor Base Indenture.

            "Beneficiary" means (a) an entity (i) that has advanced, or that acts for the benefit of entities that have advanced, funds to a Financing Source to be used by such Financing Source to fund advances to a Lessee Grantor or a Lessor Grantor for the purpose of purchasing, financing or refinancing Vehicles and (ii) has been designated as a Beneficiary pursuant to a Financing Source and Beneficiary Supplement substantially in the form of Exhibit A hereto or (b) the Financing Source designated in a Financing Source and Beneficiary Supplement if no Beneficiary is designated pursuant to such Financing Source and Beneficiary Supplement.

            "Business Day" means any day that is not (i) a Saturday, Sunday, or
(ii) any other day on which banks are authorized or obligated by law or executive order to close in New York City, New York, Chicago, Illinois or the city in which the Corporate Trust Office is located, or (iii) in connection with any Financing Document any other day not designated as a "Business Day" in such Financing Document.

            "Capitalized Cost" shall, with respect to a Vehicle, have the meaning specified in the Financing Documents of the related Financing Source.

            "CarTemps" means Spirit Rent-A-Car, Inc. d/b/a Alamo, an Ohio corporation, and its successors and assigns in accordance with the terms hereof.

            "CarTemps Leasing" means CarTemps Financing L.P., a Delaware limited partnership, and its successors and assigns in accordance with the terms hereof.

            "Certificate of Title" means, with respect to each Vehicle, the certificate of title applicable to such Vehicle duly issued in accordance with the certificate of title act or statute of the jurisdiction applicable to such Vehicle.

            "Closing Date" shall, with respect to the Financing Documents of any applicable Financing Source, have the meaning specified in such Financing Documents.

            "Corporate Trust Office" means the principal corporate trust office of the Master Collateral Agent, located at 111 Wall Street, 14th Floor, New York, New York 10043 Attention: Agency and Trust Department, or at such other address as the Master Collateral Agent may designate from time to time by notice to ANC.

            "Default" means any event of default or amortization event or any default, event, act or condition which with the lapse of time or notice or both would become an event of default or amortization event (other than any scheduled amortization event) under any of the Financing Documents.

            "Depreciation Charge" means with respect to any Vehicle which is a Related Vehicle of a Beneficiary, Depreciation Charge as defined in the Financing Documents related to such Beneficiary; and if Depreciation Charge is not defined in such Financing Documents, "Depreciation Charge" means, (a) with respect to any Vehicle covered by a Manufacturer Program, the scheduled daily depreciation charge set forth by the Manufacturer in its Manufacturer Program for such Vehicle calculated as set forth in such Manufacturer Program and (b) with respect to any Vehicle not covered by a Manufacturer Program, the scheduled daily depreciation charge for such Vehicle set forth by the Servicer in the schedule of estimated daily depreciation prepared by the Servicer for such Vehicle.

            "Designated Vehicle" means a Vehicle owned by a Lessor Grantor or a Lessee Grantor with respect to which the applicable Servicer, such Lessee Grantor or Lessor Grantor has notified the Master Collateral Agent in writing that such Vehicle has been designated to be exchanged for one or more Replacement Vehicles or released for exchange pursuant to an Exchange Agreement.

            "Eligible Receivables", with respect to any applicable Financing Source, shall have the meaning set forth in the related Financing Documents.

            "Exchange Agreement" means an agreement among a Lessor Grantor, a Lessee Grantor and the related Qualified Intermediary which provides for the assignment by such Lessor Grantor or such Lessee Grantor to the Qualified Intermediary of

(i) Exchanged Vehicles, (ii) all Exchanged Vehicle Repurchase Rights, (iii) all right, title and interest of a Lessor Grantor or a Lessee Grantor in, to and under any contracts for the sale of any Exchanged Vehicle and (iv) all right, title and interest of such Lessor Grantor or Lessee Grantor in, to and under any contracts for the purchase of Replacement Vehicles; provided that any such Exchange Agreement covering Vehicles financed under any Financing Documents will not become effective with respect to Vehicles financed under such Financing Documents until such Lessor Grantor and such Lessee Grantor obtain (x) the prior written consent of each Beneficiary affected thereby, (y) such other consents as may be required under any Financing Documents, and (z) opinions of counsel with respect to perfection, priority and non-consolidation in substantially the same form as those delivered as of the Closing Date under such Financing Documents.

            "Exchanged Vehicle" means a Designated Vehicle that (i) (a) if subject to a Manufacturer Program, has been accepted for repurchase or auction by the Manufacturer under the related Manufacturer Program or sold to a third party or (b) if not subject to a Manufacturer Program, has been sold to a third party, (ii) (a) with respect to which the applicable Lessor Grantor or the applicable Lessee Grantor has received or concurrently receives delivery of one or more Replacement Vehicles with an aggregate Net Book Value equal to or greater than the Termination Value of such Designated Vehicle or (b) with respect to which the release of the lien of the Master Collateral Agent thereon would not cause an Asset Amount Deficiency to exist or, with respect to any Series of Notes, an Amortization Event to occur under such Financing Documents and (iii) with respect to which the Lien of the Master Collateral Agent has been released in accordance with Section 2.7 of this Agreement; provided that until the applicable Trustee provides written notice to the contrary to the Master Collateral Agent, no Vehicle that is a Related Vehicle with respect to such Trustee shall be an Exchanged Vehicle.

            "Exchanged Vehicle Repurchase Rights" means, with respect to each Exchanged Vehicle that is subject to a Manufacturer Program, all right, title and interest of the applicable Lessor Grantor or the applicable Lessee Grantor in, to and under each Manufacturer Program associated with any Exchanged Vehicles, to the extent such right, title and interest relates to such Exchanged Vehicles, including any amendments thereof and all monies due and to become due in respect of such Exchanged Vehicle under or in connection with such Manufacturer Program, whether payable as Vehicle repurchase prices, auction sales proceeds, fees, expenses, costs, indemnities, insurance recoveries, damages for breach of the Manufacturer Program or otherwise and all rights to compel performance and otherwise exercise remedies thereunder.

            "Excluded Payments" means the following amounts payable to any of the Lessor Grantors or Lessee Grantors pursuant to the Manufacturer Programs:
(i) all incentive payments payable to any of the Lessor Grantors or Lessee Grantors in respect of purchases and other dispositions of Vehicles under the Manufacturer Programs (but not any amounts payable to any of the Lessee Grantors or Lessor Grantors by a Manufacturer as an incentive for selling Program Vehicles outside of the related Manufacturer Program), (ii) all amounts payable to any of the Lessor Grantors or Lessee Grantors as compensation for the preparation by any of the Lessor Grantors or Lessee

Grantors of newly delivered vehicles under the Manufacturer Programs, (iii) all amounts payable to any of the Lessor Grantors or Lessee Grantors in reimbursement for warranty work performed by any of the Lessor Grantors or Lessee Grantors on the Vehicles under the Manufacturer Programs, and (iv) all amounts payable to National under Section 6.11 of the Asset Purchase Agreement.

            "Financing Documents" means, with respect to a Financing Source or its Related Beneficiary, (a) any and all agreements, indentures, instruments and contracts (i) evidencing or related to any financing arrangement between any of the Lessor Grantors and/or any of the Lessee Grantors and such Financing Source (and/or such Related Beneficiary) or between such Financing Source and such Related Beneficiary, (ii) providing for the making or credit enhancing of loans or advances to or at the direction of any of the Lessor Grantors and/or any of the Lessee Grantors from such Financing Source or to such Financing Source from the Related Beneficiary, or (iii) providing for the lease to any of the Lessee Grantors of Related Vehicles, or (b) any other arrangement providing for the financing of such Financing Source's Related Vehicles, in any such case, as such agreements, indentures, instruments, contracts, leases and other arrangements may be amended, supplemented, restated, extended or otherwise modified from time to time in accordance with the terms thereof.

            "Financing Source" means each person or entity that (i) (A) has advanced funds, or is a trustee for any person or entity that has advanced funds, to a Lessor Grantor or Lessee Grantor to be used by such Lessor Grantor or Lessee Grantor to purchase, finance or refinance Vehicles that are currently owned, or will be owned upon purchase, by such Lessor Grantor or Lessee Grantor or (B) with respect solely to Daimler Chrysler AG, has otherwise provided credit to a Lessor Grantor or Lessee Grantor in connection with the purchase of Vehicles; and (ii) has been designated as a Financing Source pursuant to a Financing Source and Beneficiary Supplement substantially in the form of Exhibit A hereto.

            "Financing Source and Beneficiary Supplement" means a supplement to this Agreement, substantially in the form of Exhibit A hereto.

            "Fleet Finance Agreement" with respect to all Series of Notes, means any Fleet Financing Support Agreement between General Motors Corporation and the Master Collateral Agent and/or one or more Financing Sources, pursuant to which General Motors Corporation provides a limited guaranty to the Master Collateral Agent or such Financing Sources with respect to shortfalls in the proceeds realized from the sale of certain Related Vehicles manufactured by General Motors Corporation subject to the terms and conditions specified therein, as such Fleet Financing Support Agreements may be amended, restated, modified or supplemented from time to time.

            "Fleet Report" means the monthly report substantially in the form of Exhibit C hereto required to be delivered by the Master Servicer to the Master Collateral Agent pursuant to Section 2.4 hereof.

            "Fourth Amended and Restated Agreement" has the meaning set forth in the preamble hereto.

            "Grantor" means any Lessee Grantor or Lessor Grantor.

            "Grantor Supplement" means a supplement to this Agreement, substantially in the form of Exhibit B hereto.

            "Guaranteed Depreciation Program" means a guaranteed depreciation program pursuant to which a Manufacturer has agreed with any of the Lessee Grantors or Lessor Grantors to (a) cause Vehicles manufactured by it or one of its Affiliates that are turned back during the specified Repurchase Period to be sold at Auction by an auction dealer, (b) cause the proceeds of any such sale to be paid to any of the Lessee Grantors or Lessor Grantors, as applicable, by such auction dealer after such sale and (c) pay to any of the Lessee Grantors or Lessor Grantors, as applicable, the excess, if any, of the guaranteed payment amount with respect to any such Vehicle calculated as of the disposition date or turnback date thereof (as defined or otherwise specified in the Financing Documents of the related Financing Source) in accordance with the provisions of such guaranteed depreciation program over the amount paid to any such Lessee Grantor or Lessor Grantor, as applicable, by an auction dealer pursuant to clause (b) above.

            "Incumbency Certificate" has the meaning set forth in Section 3.5.

            "Ineligible Asset Amount" shall, with respect to any applicable Financing Source, have the meaning specified in the Financing Documents of such Financing Source.

            "Initial Fleet" shall, with respect to any applicable Financing Source, have the meaning specified in the Financing Documents of such Financing Source.

            "Investment Letter" has the meaning set forth in Section 2.5(f) hereof.

            "Lease" means a Master Motor Vehicle Lease and Servicing Agreement (inclusive of any annexes thereto), under which a Lessor Grantor is the lessor and/or one or more Lessee Grantors is the lessee, that constitutes security for the obligations owing to a Financing Source, as the same may be amended, supplemented, or otherwise modified from time to time in accordance with the terms thereof.

            "Lessor Grantor Base Indenture" means any base indenture between a Lessor Grantor and a trustee, as the same may be amended from time to time in accordance with its terms, exclusive of Series Supplements creating a new series of Rental Car Asset Backed Notes.

            "Lessee Grantor Master Collateral" has the meaning set forth in
Section 2.1(a).

            "Lessee Grantors" has the meaning set forth in the preamble hereto.

            "Lessor Grantor Master Collateral" has the meaning set forth in
Section 2.1(b).

            "Lessor Grantors" has the meaning set forth in the preamble hereto.

            "Lockbox" means a post office box maintained in the sole name of the Master Collateral Agent and with respect to which the Master Collateral Agent is the "box customer" within the meaning of Exhibit G-1 attached hereto.

            "Manufacturer" means a manufacturer of passenger automobiles and/or light trucks.

            "Manufacturer Program" shall mean any Repurchase Program or Guaranteed Depreciation Program.

            "Master Collateral" has the meaning set forth in Section 2.1(b).

            "Master Collateral Accounts" has the meaning set forth in Section 2.5(a).

            "Master Collateral Agent" has the meaning set forth in the preamble hereto, and includes any successor to Citibank, N.A., in its capacity as Master Collateral Agent in accordance with the terms hereof.

            "Master Servicer" means ANC, in its capacity as master servicer hereunder, and any successor thereto in such capacity, and, to the extent that the Master Collateral Agent shall have assumed any duties and obligations of the Master Servicer pursuant to this Agreement, "Master Servicer" shall, to such extent, include the Master Collateral Agent.

            "Moody's" means Moody's Investors Services, Inc.

            "National" means National Car Rental System, Inc., a Delaware corporation, and its successors and assigns in accordance with the terms hereof.

            "Net Book Value" means, at any time with respect to each Related Vehicle, such Vehicle's Capitalized Cost minus the aggregate Depreciation Charges, if any, accrued for such Vehicle through the last day of the Related Month and/or as more specifically calculated in accordance with the Financing Documents for the related Financing Source.

            "NFLP" means National Car Rental Financing Limited Partnership, a Delaware limited partnership, and its successors and assigns in accordance with the terms hereof.

            "Notes" means any of the Rental Car Asset Backed Notes issued by NFLP, Alamo Leasing, CarTemps Leasing or another Lessor Grantor pursuant to its Base Indenture and the related Series Supplement.

            "Old National" has the meaning set forth in the definition of Asset Purchase Agreement.

            "Original Amended and Restated Agreement" has the meaning set forth in the preamble hereto.

            "Permitted Investments" means negotiable instruments or securities represented by instruments in bearer or registered or in book entry form which evidence (i) obligations the full and timely payment of which is to be made by or is fully guaranteed by the United States of America; (ii) demand deposits, time deposits in, or certificates of deposit issued by, any depositary institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by Federal or State banking or depositary institution authorities; provided, however, that at the time of the investment or contractual commitment to invest therein, the certificates of deposit or short-term deposits, if any, or long-term unsecured debt obligations (other than such obligation whose rating is based on collateral or on the credit of a Person other than such institution or trust company) of such depositary institution or trust company shall have a credit rating from Standard & Poor's of at least A-1+ and from Moody's of at least P-1, in the case of certificates of deposit or short-term deposits, or a rating from Standard & Poor's not lower than AA or from Moody's not lower than Aa3, in the case of long-term unsecured debt obligations; (iii) commercial paper having, at the time of the investment or contractual commitment to invest therein, a rating from Standard & Poor's of at least A-1+ and from Moody's of at least P-1; (iv) demand deposits or time deposits which are fully insured by the Federal Deposit Insurance Corporation; (v) bankers' acceptances issued by any depositary institution or trust company described in clause (ii) above; (vi) investments in money market funds rated AAm or AAmG by Standard & Poor's or otherwise approved in writing by Standard & Poor's and a comparable rating from Moody's or otherwise approved in writing by Moody's; (vii) Eurodollar time deposits having a credit rating from Standard & Poor's of at least A-1+ and from Moody's of at least P-1; (viii) repurchase agreements involving any of the Permitted Investments described in clauses (i) and (vii) above and the certificates of deposit described in clause (ii) above which are entered into with a depository institution or trust company, having a commercial paper or short-term certificate of deposit rating of at least A-1+ by Standard & Poor's and at least P-1 by Moody's; and (ix) any other instruments or securities, if the Rating Agencies confirm in writing that such investment in such instruments or securities will not adversely affect any ratings with respect to any Series of Notes or, if such Series of Notes are not rated, the applicable Beneficiary shall have consented.

            "Primary Master Collateral Account" means the Master Collateral Account identified as such in Exhibit F hereto.

            "Pro rata" means, at any time as to any interest or amount with respect to any Beneficiary, a fraction the numerator of which is the then aggregate indebtedness and other obligations of each of the Lessee Grantors and each of the Lessor Grantors, as applicable, then owing to the Financing Source and relating to such Beneficiary as specified in a Financing Source and Beneficiary Supplement and the denominator of which is the then aggregate indebtedness and other obligations of each of the Lessee Grantors and each of the Lessor Grantors, as applicable, then owing to all Financing Sources as specified under all Financing Source and Beneficiary Supplements; provided, however, that if a Beneficiary must return any amount paid with respect to such obligations for any reason, such returned amounts shall be reinstated as obligations for purposes of the foregoing calculation.

            "Qualified Institution" means a depositary institution or trust company (which may include the Master Collateral Agent) organized under the laws of the United States of America or any one of the states thereof or the District of Columbia; provided, however, that at all times such depositary institution or trust company is a member of the Federal Deposit Insurance Corporation and has a short-term debt rating of at least A-1+ by Standard & Poor's and P-1 by Moody's.

            "Qualified Intermediary" means, with respect to a Financing Source, a party, rated by the applicable Rating Agencies not less than the rating specified in the Financing Documents of such Financing Source, designated in an Exchange Agreement as an intermediary for exchanges of Vehicles by the related Lessor Grantor or Lessee Grantor pursuant to such Exchange Agreement.

            "Rating Agencies" means any rating agency, to the extent such agency, at the request of any of the Lessee Grantors or any of the Lessor Grantors pursuant to the applicable Financing Documents, is then rating the outstanding securities or indebtedness of any Financing Source.

            "Redesignation" has the meaning set forth in Section 2.2.

            "Redesignation Claim" has the meaning set forth in Section 2.2.

            "Refinanced Vehicles" shall, with respect to any applicable Financing Source, have the meaning specified in the Financing Documents of such Financing Source.

            "Related Beneficiary" means, with respect to each Financing Source designated pursuant to a Financing Source and Beneficiary Supplement, the Beneficiary designated as such in such Financing Source and Beneficiary Supplement.

            "Related Financing Source" means, with respect to each Beneficiary designated pursuant to a Financing Source and Beneficiary Supplement, the Financing Source designated as such in such Financing Source and Beneficiary Supplement.

            "Related Lease" with respect to a Financing Source or Beneficiary, each Lease specified as a Financing Document in the Financing Source and Beneficiary Supplement designating such Financing Source or Beneficiary as such.

            "Related Master Collateral" means, with respect to each Beneficiary designated as such pursuant to a Financing Source and Beneficiary Supplement, all Related Vehicles with respect to such Beneficiary and all Master Collateral relating to such Related Vehicles, including, but not limited to, the following:

                  (i) all funds from time to time deposited or held in the
            Master Collateral Accounts constituting proceeds of or otherwise relating to such Related Vehicles;

                  (ii) all investments of funds referred to in clause (i) above, and all certificates, instruments and documents related to such investments;

                  (iii) each Manufacturer Program associated with such Related
            Vehicles to the extent such Manufacturer Program relates to such Related Vehicles, including any amendments thereof and all monies due and to become due in respect of such Related Vehicles under or in connection with each such Manufacturer Program (other than Excluded Payments) whether payable as Vehicle repurchase prices, auction sales proceeds, guaranteed depreciation payments, fees, expenses, costs, indemnities, insurance recoveries, damages for breach of the Manufacturer Program or otherwise and all rights to compel performance and otherwise exercise remedies thereunder;

                  (iv) Eligible Receivables refinanced by a Lessor Grantor with proceeds obtained from the Related Financing Source;

                  (v) all sale or other disposition proceeds payable by any
            Person in respect of the disposition of such Related Vehicles;

                  (vi) all payments under insurance policies (whether or not the
            Master Collateral Agent is named as the loss payee thereof) or any warranty payable by reason of loss or damage to, or otherwise with respect to, any of such Related Vehicles; and

                  (vii) any and all products and proceeds of any of the
            foregoing;

provided that, in no event shall any of the foregoing include any right, title or interest in Excluded Payments or in any Fleet Finance Agreement and payments made thereunder.

            "Related Month" means, with respect to any date, the most recently ended calendar month.

            "Related Vehicles" means, with respect to any Beneficiary designated as such pursuant to a Financing Source and Beneficiary Supplement, all Vehicles owned by a Lessor Grantor or Lessee Grantor, as applicable, and purchased, financed or refinanced, in whole or in part, by such Lessor Grantor or Lessee Grantor with proceeds obtained from the Related Financing Source (or, in the case of Daimler Chrysler AG only, credit obtained from such Financing Source) and all other Vehicles owned by such Lessor Grantor or Lessee Grantor and leased under the Related Lease (including all substitutions, replacements and exchanges with respect to such Vehicles and all Redesignations made for the benefit of such Beneficiary) and all Certificates of Title with respect thereto.

            "Replacement Vehicle" means an Eligible Vehicle (i) which is owned by a Lessor Grantor or Lessee Grantor, (ii) with respect to which the Master Collateral Agent is noted as the first lienholder on the Certificate of Title therefor, (iii) which is subject to no Liens other than the Lien of the Master Collateral Agent and (iv) which (a) has been acquired pursuant to an Exchange Agreement as a Replacement Vehicle for a Designated Vehicle or Designated Vehicles (b)(1) has a Net Book Value equal to or greater than the aggregate Termination Value of the Designated Vehicles or Vehicles which it replaces or
(2) has a Net Book Value when aggregated with the Net Book Value of one or more other Replacement Vehicles tendered in exchange for a Designated Vehicle or Vehicles equal to or greater than the Termination Value for such Designated Vehicle or Vehicles and (c) has been designated on the applicable Servicer's computer system as a Related Vehicle with respect to the Beneficiary to which the related Designated Vehicle or Designated Vehicles are designated.

            "Repurchase Period" means, with respect to any Vehicle covered by a Manufacturer Program, the period during which such Vehicle may be turned in to the Manufacturer thereof or its agent or designee for repurchase or sale at Auction pursuant to the applicable Manufacturer Program.

            "Repurchase Program" means a program pursuant to which a Manufacturer has agreed with any of the Lessee Grantors or any of the Lessor Grantors to repurchase Vehicles manufactured by it or one of its Affiliates during the specified Repurchase Period.

            "Required Asset Amount" shall, with respect to any applicable Financing Source, have the meaning, if any, specified in the Financing Documents of such Financing Source.

            "Required Enhancement Amount" shall, with respect to any applicable Financing Source, have the meaning, if any, specified in the Financing Documents of such Financing Source.

            "Second Amended and Restated Agreement" has the meaning set forth in the preamble hereto.

            "Series of Notes" means any of the series of Rental Car Asset Backed Notes issued by any Lessor Grantor pursuant to any Base Indenture and the related Series Supplement.

            "Series Supplement" means a supplement to any of the Base Indentures complying (to the extent applicable) with the terms of such Base Indenture.

            "Standard & Poor's" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

            "Sub-Servicer" has the meaning set forth in Section 3.6 hereof.

            "Third Amended and Restated Agreement" has the meaning set forth in the preamble hereto.

            "Trustee" means, initially, The Bank of New York, as trustee under the applicable Base Indenture and any related Series Supplement, or any successor trustee thereunder and any other entity appointed as trustee under a Base Indenture and the related Series Supplement.

            "Value" means Value Rent-A-Car, Inc., as predecessor by merger to Alamo.

            "Vehicle" means each passenger automobile or light truck owned by any of the Lessee Grantors or any of the Lessor Grantors and purchased, financed or refinanced by any of the Lessee Grantors or any of the Lessor Grantors with proceeds obtained from a Financing Source (or, in the case of Daimler Chrysler AG only, credit obtained from such Financing Source) and all other Vehicles owned by such Lessee Grantor or Lessor Grantor and leased under a Lease (including all substitutions, replacements and exchanges with respect to such Vehicles and all Redesignations made for the benefit of any Beneficiary), together, in each case, with any replacement parts and repairs thereto.

            SECTION 1.2 Interpretation and Construction. Unless the context of this Agreement otherwise clearly requires, references to the plural include the singular, to the singular include the plural and to the part include the whole. The words "hereof ", "herein", "hereunder" and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding". Sections and other headings contained in this Agreement are for reference purposes only and shall not control or effect the construction of this Agreement or the interpretation hereof in any respect. Section, subsection and exhibit references are to this Agreement unless otherwise specified. As used in this Agreement, the masculine, feminine or neuter gender shall each be deemed to include the others whenever the context so indicates.

                                   ARTICLE II

                      MASTER COLLATERAL AGENT AS LIENHOLDER
                              FOR THE BENEFICIARIES

            SECTION 2.1 Security Interest.

            (a) Grant by the Lessee Grantors. As security for the payment of the respective obligations from time to time owing by each of the Lessee Grantors to each Financing Source (and any Beneficiary as assignee thereof) under the related Financing Documents, each of the Lessee Grantors hereby (i) with respect to National, Alamo and CarTemps, confirms its grant, pledge and assignment pursuant to the Fourth Amended and Restated Agreement, the Third Amended and Restated Agreement and the Second Amended and Restated Agreement and, in the case of National, pursuant to the Original Amended and Restated Agreement and
(ii) to the extent not covered under clause (i) above, grants, pledges and assigns to the Master Collateral Agent for the benefit of each Beneficiary, to the extent of its Related Master Collateral, a continuing, first priority security interest in all right, title and interest of such Lessee Grantor in, to and under the following, whether existing or acquired as of the Closing Date with respect to any Series of Notes or any Financing Documents related to a Financing Source or thereafter (the "Lessee Grantor Master Collateral"):

                  (i) all Vehicles owned by such Lessee Grantor and all
            Certificates of Title with respect thereto;

                  (ii) the Master Collateral Accounts and all funds from time to time deposited or held therein;

                  (iii) all investments of funds on deposit in the Master
            Collateral Accounts, and all certificates, instruments and documents related to such investments;

                  (iv) each Manufacturer Program associated with the Vehicles referred to in clause (i) above owned by such Lessee Grantor to the extent such right, title and interest relates to such Vehicles, including any amendments thereof and all monies due and to become due in respect of such Vehicles under or in connection with each such Manufacturer Program (other than Excluded Payments) whether payable as Vehicle repurchase prices, auction sales proceeds, guaranteed depreciation payments, fees, expenses, costs, indemnities, insurance recoveries, damages for breach of the Manufacturer Program or otherwise and all rights to compel performance and otherwise exercise remedies thereunder;

                  (v) Eligible Receivables refinanced by a Lessee Grantor under a Lease;

                  (vi) all sale or other disposition proceeds payable by any
            Person in respect of the disposition of Vehicles purchased, financed or refinanced by such Lessee Grantor with proceeds obtained from a Financing Source or from other Vehicles owned by such Lessee Grantor and leased under a Lease, including, without limitation, auction proceeds;

                  (vii) all payments under insurance policies (whether or not the Master Collateral Agent is named as the loss payee thereof) or any warranty payable by reason of loss or damage to, or otherwise with respect to, any of the Vehicles owned by such Lessee Grantor; and

                  (viii) any and all products and proceeds of any of the
            foregoing; provided that, in no event shall any of the foregoing include any right, title or interest in Excluded Payments or in any Fleet Finance Agreement and payments made thereunder.

Notwithstanding anything to the contrary contained in this Master Collateral Agency Agreement, the pledge and security interest granted by National hereunder is an extension of the pledge and security interest granted under the Original Amended and Restated Agreement, the Second Amended and Restated Agreement, the Third Amended and Restated Agreement and the Fourth Amended and Restated Agreement and by each of CarTemps and Alamo is an extension of the pledge and security interest granted under the Second Amended and Restated Agreement, the Third Amended and Restated Agreement and the Fourth Amended and Restated Agreement.

            (b) Grant by the Lessor Grantors. As security for the payment of the respective obligations from time to time owing by the Lessor Grantors to each Financing Source (and any Beneficiary as assignee thereof) under the related Financing Documents, (i) NFLP hereby confirms its grant, pledge and assignment pursuant to the Original Amended and Restated Agreement and the Second Amended and Restated Agreement and (ii) to the extent not covered by clause (i) above, each of the Lessor Grantors hereby (x) confirms its grant, pledge and assignment pursuant to the Third Amended and Restated Agreement and the Fourth Amended and Restated Agreement and (y) to the extent not covered in clause (x) above, grants, pledges and assigns to the Master Collateral Agent for the benefit of each Beneficiary, to the extent of its Related Master Collateral, a continuing, first priority security interest in all right, title and interest of such Lessor Grantor in, to and under the following, whether now or hereafter existing or acquired (the "Lessor Grantor Master Collateral" and together with the Lessee Grantor Master Collateral, the "Master Collateral"):

                  (i) all Vehicles owned by such Lessor Grantor and all
            Certificates of Title with respect thereto;

                  (ii) the Master Collateral Accounts and all funds from time to time deposited or held therein;

                  (iii) all investments of funds on deposit in the Master
            Collateral Accounts, and all certificates, instruments and documents related to such investments;

                  (iv) each Manufacturer Program associated with the Vehicles referred to in clause (i) above owned by any Lessor Grantor to the extent such right, title and interest relates to such Vehicles, including any amendments thereof and all monies due and to become due in respect of such Vehicles under or in connection with each such Manufacturer Program (other than Excluded Payments) whether payable as Vehicle repurchase prices, auction sales proceeds, guaranteed depreciation payments, fees, expenses, costs, indemnities, insurance recoveries, damages for breach of the Manufacturer Program or otherwise and all rights to compel performance and otherwise exercise remedies thereunder;

                  (v) Eligible Receivables refinanced by a Lessor Grantor with proceeds obtained from a Financing Source;

                  (vi) all sale or other disposition proceeds payable by any
            Person in respect of the disposition of Vehicles purchased, financed or refinanced by such Lessor Grantor with proceeds obtained from a Financing Source or from other Vehicles owned by such Lessor Grantor and leased under a Lease, including, without limitation, auction proceeds;

                  (vii) all payments under insurance policies (whether or not the Master Collateral Agent is named as the loss payee thereof) or any warranty payable by reason of loss or damage to, or otherwise with respect to, any of the Vehicles owned by such Lessor Grantor; and

                  (viii) any and all products and proceeds of any of the
            foregoing; provided that, in no event shall any of the foregoing include any right, title or interest in Excluded Payments or in any Fleet Finance Agreement and payments made thereunder.

Notwithstanding anything to the contrary contained in this Master Collateral Agency Agreement, the pledge and security interest granted by (x) NFLP hereunder is an extension of the pledge and security interest granted under the Original Amended and Restated Agreement, the Second Amended and Restated Agreement, the Third Amended and Restated Agreement and the Fourth Amended and Restated Agreement and (y) Alamo Leasing and Car Temps Leasing hereunder is an extension of the pledge and security interest granted under the Third Amended and Restated Agreement and the Fourth Amended and Restated Agreement.

            Each of ANC, the Lessee Grantors, the Lessor Grantors, each Financing Source and each Beneficiary hereby authorizes the Master Collateral Agent to be named as the first lienholder on the Certificates of Title for the Vehicles (or, with respect to any Vehicles in an Initial Fleet, as applicable, to be the assignee of the first lienholder on the Certificates of Title), in a representative capacity, as Master Collateral Agent for the Beneficiaries. The Master Collateral Agent agrees that all of its right, title and interest in and to the portion of the Master Collateral constituting Related Master Collateral with respect to each Beneficiary shall be solely for the benefit of such Beneficiary.

            Each Financing Source and each Beneficiary hereby directs the Master Collateral Agent to execute and deliver as of the date set forth therein in its capacity as Master Collateral Agent hereunder each Assignment Agreement hereafter entered into by any of the Lessee Grantors or Lessor Grantors.

            SECTION 2.2 Designation of Beneficiaries. Any party which from time to time is designated as a Beneficiary pursuant to a Financing Source and Beneficiary Supplement will be the Beneficiary hereunder with respect to its Related Vehicles and all other Related Master Collateral. The designation of Related Vehicles with respect to each Beneficiary on the Master Servicer's computer system shall be considered evidence of such Beneficiary's rights with respect to such Related Vehicles and the Related Master Collateral unless a Beneficiary shall dispute such designation. If at any time a Beneficiary reasonably believes that such designation by the Master Servicer is incorrect, it may dispute such designation by delivering a written notice to the Master Collateral Agent setting forth its claim (each, a "Redesignation Claim") as to the correct designation of its Related Vehicles (each, a "Redesignation"). The Master Collateral Agent shall, promptly upon receipt of such Redesignation Claim, distribute a copy thereof to each of ANC, the Lessee Grantors and the Lessor Grantors. If no other Financing Source or Beneficiary is shown in the Master Servicer's computer system as being the Related Financing Source or Related Beneficiary for any such Related Vehicle, the Master Servicer shall promptly effect such Redesignation, unless, within ten (10) Business Days of the delivery of such Redesignation Claim by a Beneficiary to the Master Collateral Agent, such Beneficiary shall notify the Master Collateral Agent in writing that it has withdrawn such Redesignation Claim. If another Financing Source and another Beneficiary are shown in the Master Servicer's records as being the Related Financing Source and Related Beneficiary for such Related Vehicle, then the Master Collateral Agent shall promptly notify such other Financing Source and Beneficiary of the Redesignation Claim. Each such Financing Source and Beneficiary shall, within ten (10) Business Days of receipt of such notice from the Master Collateral Agent, notify the Master Collateral Agent in writing as to whether it consents to the disputing Beneficiary's Redesignation. If the Master Collateral Agent receives written notice from each such Beneficiary and Financing Source containing its consent to the disputing Beneficiary's Redesignation within the period set forth above, it shall promptly notify the Master Servicer, and the Master Servicer shall effect such Redesignation.

            Each Beneficiary shall be entitled to the benefits of this Agreement only with respect to its Related Vehicles and Related Master Collateral. No Beneficiary shall have any interest in (i) any Vehicle which is not a Related Vehicle as to such Beneficiary, (ii) any funds in the Master Collateral Accounts that are proceeds of any Vehicle which is not a Related Vehicle as to such Beneficiary, (iii) rights under any Manufacturer Program with respect to any Vehicle which is not a Related Vehicle as to such Beneficiary or (iv) any other Master Collateral which is not Related Master Collateral as to such Beneficiary, in each case regardless of the time, order, manner or nature of attachment or perfection of security interests in Vehicles (including the giving of or failure to give any purchase money security interest or other notice, or the order of filing financing statements), or any provision of the Uniform Commercial Code, the federal Bankruptcy Code, or other applicable law.

            SECTION 2.3 Redesignation of Beneficiaries. Each of the Lessee Grantors and the Lessor Grantors may, from time to time (i) finance additional Vehicles (and, to the extent provided in the related Financing Documents, Eligible Receivables), with proceeds from a Financing Source, and/or (ii) refinance Vehicles then owned by it (and, to the extent provided in the related Financing Documents, Eligible Receivables) and financed by a Financing Source with proceeds from a different Financing Source. In connection therewith, the Master Servicer shall designate on its computer system the Financing Source the proceeds of which are used to finance or refinance such Vehicles and/or such Eligible Receivables, and, upon repayment in full of all amounts owing to the old Financing Source in respect such Vehicle and/or such Eligible Receivable and satisfaction of all conditions specified in the related Financing Documents for the release of such Vehicle from the Related Lease (x) in the case of refinanced Vehicles and/or such Eligible Receivables, as the case maybe, such Vehicles and/or such Eligible Receivables shall automatically constitute Related Vehicles and/or Eligible Receivables of the Beneficiary related to such new Financing Source, and (y) in the case of a refinancing, such Vehicles and/or such Eligible Receivables, as the case maybe, shall cease to be Related Vehicles and/or Eligible Receivables of the Beneficiary related to the old Financing Source. Notwithstanding the foregoing, in connection with a refinancing, the right of the Master Servicer to designate Vehicles (and, to the extent provided in the related Financing Documents, Eligible Receivables) that will cease to be Related Vehicles and/or Eligible Receivables with respect to a Beneficiary, shall be subject to the conditions that immediately after giving effect to such designation:

            (a) no Default shall exist under the Financing Documents related to such Beneficiary or result from such designation (provided, however, that the Master Servicer shall have the right to make such designation for the purpose of curing such Default); and

            (b) such Beneficiary shall continue to have designated to it Related Vehicles and, to the extent provided in the Financing Documents of such Beneficiary, Eligible Receivables with a collateral value (as determined under the Financing Documents relating to the Financing Source with respect to such Beneficiary) not less than the collateral value required in such Financing Documents to support the outstanding loans or securities issued under such Financing Documents.

Each designation or redesignation by the Master Servicer shall automatically constitute a representation and warranty for the benefit of such Beneficiary that the conditions in this Section 2.3 have been met and that all Related Vehicles of a Beneficiary meet the eligibility criteria set forth in the relevant Financing Documents and that, in the case of refinanced Vehicles, the loans or securities of the original Financing Source with respect to such refinanced Vehicles have been repaid in full. Such Vehicles shall be redesignated at their Net Book Value calculated in accordance with the Financing Documents relating to the Financing Source with respect to the applicable Beneficiary. Except as provided in Section 2.5(c), no Beneficiary shall have any interest in any Vehicle or other Master Collateral for which it is no longer designated as the Beneficiary, it being understood that, subject to the satisfaction of the conditions set forth in this Section 2.3 and repayment in full of the loans or securities of the original Financing Source with respect to refinanced Vehicles and satisfaction of all conditions specified in the related Financing Documents for the release of such Vehicle from the Related Lease, any such redesignation shall constitute a release by such Beneficiary of any interest therein.

            SECTION 2.4 Master Servicer's Fleet Report. Within twenty (20) days after the end of each calendar month, the Master Servicer shall furnish or cause to be furnished to the Master Collateral Agent a report (which may be on diskette, magnetic tape or other electronic medium reasonably acceptable to the Master Collateral Agent) substantially in the form of Exhibit C (each such report, "Fleet Report") showing for each Beneficiary as of the last day of such calendar month and after giving effect to the most recent redesignation of Vehicles (i) the Related Vehicles designated to such Beneficiary identified by the vehicle identification numbers with respect to such Related Vehicles, (ii) whether such Related Vehicles are owned by Alamo, National, CarTemps, any other Lessee Grantor, NFLP, Alamo Leasing, CarTemps Leasing or any other Lessor Grantor, (iii) the Capitalized Cost and Net Book Value of such Related Vehicles (calculated in accordance with the Financing Documents relating to the applicable Financing Source) and (iv) the state in which each Vehicle is titled. The Master Collateral Agent shall make the Fleet Report available for inspection by any Beneficiary at the Corporate Trust Office, during normal business hours, upon such Beneficiary's prior written request.

            SECTION 2.5 Master Collateral Accounts. (a) The Master Collateral Agent shall establish and maintain for the benefit of the Beneficiaries, or cause to be established and maintained, the accounts identified on Exhibit F (collectively, the "Master Collateral Accounts"), in the name of Master Collateral Agent, bearing a designation clearly indicating that the funds deposited therein are held for the respective benefit of each Beneficiary. The Master Collateral Accounts shall be maintained (i) with a Qualified Institution, or (ii) as segregated trust accounts with the corporate trust department of a depository institution or trust company having corporate trust powers so long as such institution has a credit rating for its unsecured long-term debt not lower than Baa3 by Moody's and not lower than investment grade by Standard & Poor's. If any Master Collateral Account is not maintained in accordance with the previous sentence, then within ten (10) Business Days of obtaining knowledge of such fact, the Master

Collateral Agent shall establish a new Master Collateral Account which complies with such sentence and transfer into the new Master Collateral Account all funds from the non-qualifying Master Collateral Account. Initially, the Master Collateral Accounts will be established with the Master Collateral Agent.

            (b) A Lessee Grantor or a Lessor Grantor may enter into an Exchange Agreement with respect to Vehicles owned by each of them, respectively, an interest in which has been pledged hereunder; provided that (i) the conditions to effectiveness of any such Exchange Agreement with respect to such Vehicles specified in the definition thereof shall have been satisfied and (ii) the consent of the Beneficiary with respect to which such Vehicle is a Related Vehicle is obtained. A Lessee Grantor or a Lessor Grantor may designate certain Vehicles as Designated Vehicles to be exchanged, pursuant to an Exchange Agreement, for one or more Replacement Vehicles. Upon receiving either (i) the required Replacement Vehicle or Replacement Vehicles as Master Collateral and confirming their compliance with the requirements set forth in the definition of "Replacement Vehicle" by receipt of Vehicle Orders and a Vehicle Acquisition Schedule, if any, covering such Replacement Vehicle or Vehicles, or (ii) written confirmation from the Master Servicer, dated not more than seven (7) days prior to the requested release date, to the effect that the release of the Master Collateral Agent's Lien on such Designated Vehicle and on any Exchanged Vehicle Repurchase Rights and sales proceeds with respect thereto will not result in, as applicable, (a) the Required Asset Amount (calculated on such date) exceeding the Aggregate Asset Amount (calculated on such date, giving effect to all increases in the Ineligible Asset Amount through such date) or (b) a Limited Liquidation Event of Default or an event which, with the giving of notice, the passage of time or both, would constitute a Limited Liquidation Event of Default with respect to the related Series of Notes, the Master Collateral Agent shall release its Lien on the related Designated Vehicle in accordance with Section
2.7 hereof, and such Designated Vehicle shall become an Exchanged Vehicle. All proceeds related to Exchanged Vehicles, whether sale proceeds, amounts due under a Manufacturer Program, or payments from Manufacturers in respect of turned-back Exchange Vehicles sold at Auction shall no longer be part of the Master Collateral and shall not be required to be deposited into the Master Collateral Accounts.

            (c) Other than as set forth in the next sentence, and, subject to the right, if any, of a Lessor Grantor or Lessee Grantor, as set forth in the applicable Related Lease, to deposit certain funds directly into the applicable Collection Account, the Master Servicer, the Lessee Grantors and the Lessor Grantors, as applicable, shall cause payments (i) representing amounts payable under Manufacturer Programs (including payments under any Guaranteed Depreciation Program) and (ii) relating to the other Master Collateral to be made directly to the Master Collateral Agent for deposit into the Master Collateral Accounts (and the Master Servicer hereby instructs the Master Collateral Agent to deposit any such payments into the Master Collateral Accounts). Subject to the right, if any, of a Lessor Grantor or Lessee Grantor, as set forth in the applicable Related Lease, to deposit certain funds directly into the applicable Collection Account, by the second Business Day following its receipt thereof in available funds, each of the Lessee Grantors or Lessor Grantors will deposit into one or more of the Master Collateral Accounts proceeds received by any of the Lessee Grantors or Lessor Grantors from (i) sales of Vehicles other than to or through a Manufacturer under its Manufacturer Program, (ii) sales of Vehicles at Auction, and (iii) insurance proceeds and warranty payments received by any of the Lessee Grantors or Lessor Grantors during the continuance of a default or amortization event with respect to any related Financing Source under its Financing Documents. Each of the Lessee Grantors and the Lessor Grantors will designate the Master Collateral Agent as loss payee on its physical damage and comprehensive insurance policies on the Vehicles and cause the proceeds thereof to be paid directly to the Master Collateral Agent; provided, however, that to the extent that ANC or any Lessee Grantor is entitled to such insurance proceeds in accordance with the provisions of the Related Lease, upon request of the Master Servicer (and, if any Beneficiary has directed the Master Collateral Agent to obtain evidence of such entitlement, upon delivery of such evidence), such proceeds shall be paid by the Master Collateral Agent to the Master Servicer. The Master Collateral Agent shall promptly notify the Master Servicer when funds are deposited in the Primary Master Collateral Account and promptly thereafter, but in no event more than seven (7) days after the receipt of funds by any of the Lessee Grantors or Lessor Grantors or receipt of such notice from the Master Collateral Agent, as the case may be, the Master Servicer shall instruct the Master Collateral Agent in writing, which instructions may be given by any employee (an "Authorized Employee") of the Master Servicer as to whom an Authorized Agent has notified the Master Collateral Agent that such employee is authorized to deliver such instructions, and upon which instructions the Master Collateral Agent may conclusively rely, as to (i) the amount thereof which represents payments arising from the Related Vehicles and Related Master Collateral of each Beneficiary and (ii) upon the occurrence and during the continuance of a Default and as needed under clause (d) below, the dollar amount thereof that is derived from the Lessee Grantor Master Collateral and the Lessor Grantor Master Collateral, respectively. The Master Collateral Agent shall pursuant to and promptly after receipt of instructions from the Master Servicer, which instructions may be given by an Authorized Employee, distribute or cause to be distributed to each Beneficiary the funds in the Master Collateral Accounts representing payments arising from the Related Vehicles and Related Master Collateral of such Beneficiary to an account previously specified in writing by such Beneficiary to the Master Collateral Agent, provided, however, that the Master Servicer shall not direct the Master Collateral Agent to so remit an amount in respect of Lessee Grantor Master Collateral or Lessor Grantor Master Collateral, as the case may be, that would exceed the amount required to pay all amounts owing to such Beneficiary or to the Financing Source related to such Beneficiary by each of the Lessee Grantors and the Lessor Grantors, respectively.

            (d) At such time as no further distribution from any of the Lessee Grantors or Lessor Grantors (as applicable) to any Beneficiary of a Financing Source, pursuant to the related Financing Documents, is required or will be required to be made pursuant to Section 2.5(c), all remaining funds allocated to such Beneficiaries of a Financing Source in the Master Collateral Accounts shall be distributed to each of the

Lessee Grantors and the Lessor Grantors, as their interests appear, upon the written direction of the Master Servicer.

            (e) If at any time the Master Collateral Agent, the Master Servicer or any Beneficiary shall receive any funds to which it is not entitled pursuant to the provisions of this Agreement, the Master Servicer or such Beneficiary shall so advise the Master Collateral Agent (upon which advice the Master Collateral Agent may conclusively rely) and the Master Collateral Agent, such Beneficiary or the Master Servicer, as the case may be, shall forthwith take reasonable steps to ensure that such funds are remitted to the Person so entitled thereto, such remittance to be made promptly after determination or, in the case of the Master Collateral Agent, advise thereof.

            (f) The Master Servicer may instruct (upon which instruction the Master Collateral Agent may conclusively rely) the Master Collateral Agent to invest funds on deposit in the Master Collateral Accounts in Permitted Investments. Such investment instructions may be given by any employee of the Master Servicer as to whom any of the Authorized Agents has notified the Master Collateral Agent that such employee is authorized to deliver such instructions. If the Master Collateral Agent does not receive instructions from the Master Servicer prior to 1:00 p.m. on any day as to the distribution or investment of any funds in the Master Collateral Accounts then the Master Collateral Agent shall invest such funds in Permitted Investments pursuant to a letter (the "Investment Letter") previously delivered by the Master Servicer to the Master Collateral Agent. All such investments shall be redeemable or mature on the next Business Day. The Master Collateral Agent shall not be responsible for any losses incurred on any investments made pursuant to this paragraph (f).

            SECTION 2.6 Certificates of Title.

            (a) The Master Collateral Agent shall serve as custodian for the Certificates of Title relating to the Related Vehicles of each Beneficiary; provided that unless such right is revoked as described in Section 2.6(c), the Master Servicer shall act as custodian for the Master Collateral Agent with respect to the Certificates of Title. Until such time as the right of the Master Servicer to act as custodian for the Certificates of Title shall be revoked, the Master Servicer shall cause each of the Lessee Grantors to hold all of their respective Certificates of Title (as well as Certificates of Title with respect to Vehicles owned by any of the Lessor Grantors and leased by such Lessor Grantor to any of the Lessee Grantors) in trust on behalf of the Master Servicer, in the Master Servicer's capacity as agent of, and custodian for, the Master Collateral Agent. The Master Servicer shall cause each of the Lessee Grantors to (i) unless otherwise provided in the applicable related Financing Documents, hold all such Certificates of Title, under lock and key, in a safe fireproof location at one or more of the offices specified in Exhibit D (as the same may be from time to time revised by the Master Servicer on thirty (30) days prior written notice to the parties hereto, and which lists all such locations);
(ii) comply with all requirements relating to such Certificates of Title contained in any related Financing Document, including but not limited to, requirements relating to possession or maintenance of the Certificates of Title and notation of ownership and lienholder, and (iii) not release or surrender any Certificate of Title except in accordance with this Agreement (and in any event not release or surrender any of the Certificates of Title other than (A) Certificates of Title as to which the security interest of the Master Collateral Agent has been released in accordance with this Agreement or (B) Certificates of Title surrendered to the Master Collateral Agent (or its designee) upon revocation of the right of the Master Servicer to act as custodian therefor).

            (b) Except as provided in the Financing Documents, the Master Servicer shall cause the Certificates of Title with respect to each Vehicle owned by any of the Lessee Grantors to show such Lessee Grantor, and each Vehicle owned by any of the Lessor Grantors to show such Lessor Grantor, as the registered owner and the Master Collateral Agent, as agent, as the first lienholder, at the address referred to in the next sentence. On or prior to the date hereof, the Master Collateral Agent has established a separate Lockbox for each of the Lessee Grantors and the related Lessor Grantor to be used exclusively as the Master Collateral Agent's address as first lienholder noted on the Certificate of Title, to which each such Lockbox the Master Collateral Agent shall have sole access at all times except for access by the Master Servicer and each respective Subservicer permitted hereby. The Master Collateral Agent shall permit the Master Servicer and each respective Sub-Servicer, if any, to have access to each Lockbox at all times until such time as the right of the Master Servicer to act as custodian for the Certificates of Title shall be revoked.

            (c) At the written direction of any Beneficiary, if (i) a Liquidation Event of Default under the Financing Documents relating to such Beneficiary shall occur, (ii) such Beneficiary causes the Master Collateral Agent to terminate the power of attorney granted to the Master Servicer referred to in Section 2.7(b) with respect to such Beneficiary's Related Vehicles, or
(iii) another event occurs and the related Financing Documents give the Beneficiary the right to so direct, the Master Collateral Agent shall revoke the right of the Master Servicer to act as agent of, and custodian for, the Master Collateral Agent with respect to all Certificates of Title relating to all Vehicles. Upon such revocation by any Beneficiary, the Master Servicer, each Sub-Servicer, if any, and each Lessee Grantor holding any such Certificates of Title shall surrender possession of all Certificates of Title relating to any Vehicles, together with all applications for Certificates of Title relating to any Vehicles, to the Master Collateral Agent (or its designee) within five (5) Business Days. In addition, upon such revocation by any Beneficiary, the Master Servicer, each Sub-Servicer, if any, and the Lessee Grantors shall relinquish all of their rights to access all Lockboxes and the Master Collateral Agent shall be the only Person entitled to access such Lockboxes. The Master Servicer shall deliver to the Master Collateral Agent all keys to each Lockbox within two
(2) Business Days of the receipt of notice of such revocation.

            (d) Within two (2) Business Days of the receipt of notice of any revocation described in Section 2.6(c), the Master Collateral Agent shall take all reasonable steps (i) to have the locks on the post office boxes constituting the Lockboxes changed, (ii) to terminate the right of access of the Master Servicer, each Sub-Servicer, if any, and the Lessee Grantors to the Lockboxes,
(iii) to terminate the ability of the Master

Servicer, each Sub-Servicer, if any, and the Lessee Grantors to pick up mail addressed to such Lockboxes pursuant to "Caller Service" or any other program and (iv) if so directed by a Beneficiary, to cause mail addressed to such Lockboxes to be forwarded to new Lockboxes opened by the Master Collateral Agent in the sole name of the Master Collateral Agent in New York. The steps to be taken by the Master Collateral Agent in accordance with the preceding sentence shall include, without limitation, notifying the appropriate postal service personnel within two (2) Business Days of the receipt of notice of any revocation described in Section 2.6(c) to change the locks on the Lockboxes and to deny access to any employee or agent of the Master Servicer, any Subservicer or any Lessee Grantor that has been given "Caller Service" access as described in Exhibit G-2. The Master Collateral Agent shall apply for new post office boxes in New York to serve as Lockboxes hereunder (i) as required pursuant to clause (iv) above and (ii) at any other time when so directed by a Beneficiary. The Master Servicer agrees that if a Beneficiary directs that the Master Collateral Agent open new post office boxes to serve as Lockboxes hereunder, upon direction of such Beneficiary, it will cause all applications for Certificates of Title for all Vehicles to list the new Lockbox as the address to which such Certificates of Title shall be mailed.

            (e) After the right of the Master Servicer to act as custodian has been revoked as described in Section 2.6(c), the Master Collateral Agent shall hold the Certificates of Title for each Related Vehicle of a Beneficiary as custodian on behalf of such Beneficiary and shall comply with any instructions given to the Master Collateral Agent by such Beneficiary with respect to such Certificates of Title, including instructions relating to maintenance and possession of such Certificates of Title and the notation of the Lien of the Master Collateral Agent. In accordance with the provisions of Section 4.1(d), the Master Collateral Agent may at any time delegate any of its duties relating to maintenance and possession of the Certificates of Title. All fees and expenses incurred by the Master Collateral Agent in transferring such duties and all fees and expenses charged or incurred by any such designee in performing such services shall be paid by the Lessee Grantors and ANC in the same manner as other costs and expenses of the Master Collateral Agent are payable by such parties as described in Section 4.8.

            SECTION 2.7 Release of Collateral. (a) With respect to any Designated Vehicle, upon receiving the required items specified in clause (i) or
(ii) of Section 2.5(b) hereof, and upon satisfaction of the following conditions precedent immediately prior to the release of the Master Collateral Agent's security interest: (i) such Designated Vehicles satisfy all the requirements specified in clause (ii) of the definition of "Exchanged Vehicle", (ii) no Amortization Event, Liquidation Event of Default or Limited Liquidation Event of Default has occurred and is continuing under (and as such terms are defined in) the Financing Documents of the related Financing Source, and (iii) all conditions precedent, if any, specified in any Financing Document with respect to the release of the related Beneficiary's Lien on such Designated Vehicle have been satisfied, then the Lien and security interest of the Master Collateral Agent on such a Designated Vehicle and on any Exchanged Vehicle Repurchase Rights related thereto and on any sales proceeds with respect to Exchanged Vehicles will be automatically released.

            (b) The Master Collateral Agent hereby grants to the Master Servicer and each Lessee Grantor a power of attorney, with full power of substitution, to take any and all actions, in the name of the Master Collateral Agent, (i) to note the Master Collateral Agent as the holder of a first lien on the Certificates of Title, and/or otherwise ensure that the first Lien shown on any and all Certificates of Title (other than (to the extent so permitted under the Financing Documents of the related Financing Source) Certificate of Title relating to Vehicles in an Initial Fleet) is in the name of the Master Collateral Agent, (ii) to release the Master Collateral Agent's Lien on any Certificate of Title in connection with the sale or disposition of the related Vehicle permitted pursuant to the provisions of the Financing Documents relating to such Vehicle; and (iii) to release the Master Collateral Agent's Lien on any Certificate of Title with respect to any Vehicle which is not a Related Vehicle with respect to any Beneficiary. Nothing in this Agreement shall be construed as authorization from the Master Collateral Agent to the Master Servicer or any Lessee Grantor to release any Lien on the Certificates of Title except upon compliance with this Agreement and the related Financing Documents.

            (c) Each Beneficiary may cause the Master Collateral Agent to terminate the power of attorney referred to in Section 2.7(b) (including the related power granted under Section 2.8) with respect to such Beneficiary's Related Vehicles after the occurrence, and during the continuance, of a Default (after giving effect to any cure period or grace period) under the related Financing Documents by giving written notice to such effect to the Master Servicer and the Master Collateral Agent or as otherwise provided in its related Financing Documents. The Master Collateral Agent agrees that upon receipt of any such notice (upon which notice the Master Collateral Agent may conclusively rely) it shall promptly terminate such power of attorney by giving written notice to such effect to the Master Servicer and ANC. In addition, if the right of the Master Servicer to act as custodian for the Certificates of Title shall be revoked as described in Section 2.6(c), the Master Collateral Agent shall promptly terminate the power of attorney referred to in Section 2.7(b) (including the related power granted under Section 2.8) with respect to all Vehicles by giving written notice to such effect to the Master Servicer and ANC. After any such termination, the Master Collateral Agent will not release any lien on a Related Vehicle (at the direction of the Master Servicer or otherwise) unless the Related Beneficiary shall consent in writing to such release.

The Master Servicer will, upon request of the Master Collateral Agent, provide the Master Collateral Agent or any applicable Beneficiary with a list of Vehicles as to which the Lien of the Master Collateral Agent has been released during the Related Month. In connection with any release permitted under this
Section 2.7, the Master Collateral Agent and each Beneficiary agrees to execute such further documents, if any, as may be reasonably requested by the Master Servicer to effect such release.

            SECTION 2.8 Power of Attorney. To further evidence the power of attorney referred to in Section 2.7, the Master Collateral Agent agrees that upon request of the Master Servicer it will execute a separate power of attorney substantially in the form of Exhibit E.

                                  ARTICLE III

                               THE MASTER SERVICER

            SECTION 3.1 Acceptance of Appointment. The Master Collateral Agent hereby appoints ANC, and ANC hereby agrees to act, as the initial Master Servicer under this Agreement. Each Financing Source and each Beneficiary hereby consents to such appointment of ANC to act as initial Master Servicer.

            SECTION 3.2 Master Servicer Functions. The Master Servicer shall (together with the related Sub-Servicers, if any) service and administer the Vehicles, and without limitation of the foregoing, the Master Servicer shall:
(i) except as provided in the Financing Documents, cause the Master Collateral Agent to be shown as the first lienholder on all Certificates of Title (other than (to the extent so permitted under the Financing Documents of the related Financing Source) Certificates of Title relating to an Initial Fleet), (ii) in accordance with the requirements of the Financing Documents related to a Financing Source and as applicable thereunder, designate Vehicles as Related Vehicles on its computer system in accordance with Sections 2.2 and 2.3 hereof such that after giving effect thereto each Beneficiary shall have designated to it as Related Vehicles on the computer records of the Master Servicer (and, to the extent provided in the related Financing Documents, Eligible Receivables) all Vehicles that have been purchased, financed or refinanced with funds provided from the Financing Source or as otherwise provided in a Financing Source and Beneficiary Supplement with respect to such Beneficiary, plus other Vehicles leased under the Related Lease such that after giving effect thereto each Beneficiary shall have designated to it Related Vehicles constituting Eligible Vehicles (and, to the extent provided in the related Financing Documents, Eligible Receivables) with a collateral value (as determined under the relevant Financing Documents relating to the Financing Source with respect to such Beneficiary) not less than the collateral value required in the Financing Documents of such Beneficiary to support the outstanding loans or securities issued under such Financing Documents, (iii) direct payments due under the Manufacturer Programs (to the extent not paid directly to the Master Collateral Agent) and payments with respect to other Master Collateral (other than sales proceeds from sales of Vehicles to third parties (other than under any related Manufacturer Program) to be deposited directly to the Master Collateral Accounts by the Manufacturers and related auction dealers in accordance with this Agreement (iv) deposit into the Master Collateral Accounts sale proceeds (including amounts paid to the Master Servicer by a Manufacturer as a result of the Master Servicer's sale of such Vehicle outside such Manufacturer's Manufacturer Program) and any other proceeds of the Master Collateral paid to the Master Servicer or a Lessor Grantor or Lessee Grantor (whether as a result of a violation of the provisions of Section 3.2(iii) or otherwise), by the second (2nd) Business Day following the Master Servicer's or such Lessor Grantor's or such Lessee Grantor's receipt thereof, (iv) to the extent provided under the applicable Financing Documents, turn in Vehicles owned by the Lessee Grantors and the Lessor

Grantors and covered by Manufacturer Programs to the relevant Manufacturer within the applicable repurchase period and comply with all of its obligations under the Manufacturer Programs, (v) furnish or cause to be furnished the Master Servicer's Fleet Report as provided in Section 2.4, (vi) instruct the Master Collateral Agent to make distributions, withdrawals and payments from the Master Collateral Accounts in accordance with Section 2.5(c), 2.5(d), and 2.5(e), (vii) execute and deliver, for the benefit of the Beneficiaries, any and all documents with respect to the Vehicles and the Manufacturer Programs and, to the extent permitted under and in compliance with applicable law and regulations, to commence enforcement proceedings with respect to such Manufacturer Programs,
(viii) perform the functions described in Section 2.7, and (ix) otherwise administer and service Vehicles in accordance with the Financing Documents. The Master Servicer shall have full power and authority, acting alone or through any party properly designated by it hereunder (including, without limitation, the related Sub-Servicers, if any), to do any and all things in connection with its servicing and administration duties which it may deem necessary or desirable to accomplish such servicing and administration duties and which does not materially adversely affect the interests of any Beneficiary or the likelihood of repayment of the indebtedness to the Financing Sources unless otherwise prohibited by applicable Financing Documents. Nothing in this Agreement shall at any time prevent the Master Servicer from in good faith taking any action to assure that its systems and records relating to the Vehicles and the Financing Sources are at all times accurate.

            SECTION 3.3 The Master Servicer Not to Resign. Without the prior written consent of the Master Collateral Agent, each of the Beneficiaries and the Rating Agencies, the Master Servicer shall not resign from the obligations and duties imposed on it hereunder.

            SECTION 3.4 Servicing Rights of Master Collateral Agent.

            (a) If the Master Servicer or any Sub-Servicer shall fail to perform any of its duties or obligations hereunder or under any Financing Document with respect to any portion of a Beneficiary's Related Master Collateral, the Master Collateral Agent, at the direction and at the expense of such Beneficiary, shall take such action, or cause such action to be taken pursuant to Section 4.1(d), to perform or cause to be performed such duties or obligations with respect to such Related Master Collateral as shall be so directed by such Beneficiary, whereupon the Master Collateral Agent shall have full right and authority to take or cause to be taken such action so directed, provided, that, such action or direction is permitted by the related Financing Documents or this Agreement.

            (b) At the direction of and at the expense of a Beneficiary, if the related Financing Documents permit the Beneficiary to so direct, (i) the Master Collateral Agent shall perform, or cause to be performed pursuant to Section 4.1(d), all (or such portion as may be specified by such Beneficiary) of the duties and obligations of the Master Servicer hereunder with respect to such Beneficiary's Related Vehicles whereupon the Master Collateral Agent shall have full right and authority to perform such duties and obligations and (ii) if such Beneficiary shall so direct, the Master

Servicer's right and authority to perform any such duties or act as Master Servicer with respect to such Related Master Collateral shall cease. Expenses of the Beneficiary under this paragraph (b) and paragraph (a) above shall include reasonable compensation to the Master Collateral Agent for such duties performed.

            (c) In the event that the Master Collateral Agent is directed to take any action with respect to the Master Collateral or perform any obligation of the Master Servicer pursuant to Sections 3.4(a) or 3.4(b), the Master Servicer shall fully cooperate with the Master Collateral Agent in any way requested by the Master Collateral Agent or the applicable Beneficiary in order to assist the Master Collateral Agent in taking any such action or performing any such duty.

            SECTION 3.5 Incumbency Certificate. With the delivery of this Agreement and from time to time thereafter, each of the Lessee Grantors, each of the Lessor Grantors and the Master Servicer shall furnish to the Master Collateral Agent a certificate (each, an "Incumbency Certificate") certifying as to the incumbency and specimen signatures of officers and employees of the Lessee Grantors, the Lessor Grantors and the Master Servicer, respectively (the "Authorized Agents") authorized to act, and to give instructions and notices, on behalf of each of the Lessee Grantors, the Lessor Grantors and the Master Servicer, respectively, hereunder. Until the Master Collateral Agent receives a subsequent Incumbency Certificate, the Master Collateral Agent shall be entitled to rely on the last such Incumbency Certificate delivered to it for purposes of determining the Authorized Agents.

            SECTION 3.6 Sub-Servicers. The Master Servicer may delegate to a Lessee or another Affiliate of the Master Servicer (each such delegee, in such capacity, a "Sub-Servicer") the performance of the Master Servicer's obligations as Master Servicer in respect of Master Collateral (but the Master Servicer shall remain fully liable for its obligations in respect of such Master Collateral under this Agreement).

                                   ARTICLE IV

                           THE MASTER COLLATERAL AGENT

            SECTION 4.1 Appointment. (a) Each Financing Source and each Beneficiary, by its execution of this Agreement, appoints the Master Collateral Agent as its Master Collateral Agent under and for purposes of this Agreement. Each Financing Source and each Beneficiary authorizes the Master Collateral Agent to act on behalf of such Financing Source and Beneficiary under this Agreement and, in the absence of other written instructions from a Beneficiary with respect to its Related Vehicles and Related Master Collateral as may be received from time to time by the Master Collateral Agent (with respect to which the Master Collateral Agent agrees that it will comply), subject to the other provisions of this Article IV, to exercise such powers hereunder as are specifically delegated to or required of the Master Collateral Agent by the terms hereof and to exercise such powers as are provided to each Financing Source and Beneficiary with respect to its Related Vehicles and other Related Master Collateral under the related

Financing Documents and with such powers as may be reasonably incidental thereto. The Master Collateral Agent is hereby irrevocably appointed the true and lawful attorney-in-fact of each of the Beneficiaries, in its name and stead, for such purposes as are necessary or desirable to effectuate the provisions of this Agreement, including, without limitation, in exercising remedies upon or otherwise dealing with the Master Collateral. Each such power of attorney is irrevocable and coupled with an interest.

            (b) If any Beneficiary represents to the Master Collateral Agent that it has the right to act with respect to its Related Master Collateral pursuant to its related Financing Documents, then the Master Collateral Agent may conclusively rely upon such representation and shall exercise any and all rights, remedies, powers and privileges available to such Beneficiary with respect to its related Master Collateral to the extent and in the manner directed by such Beneficiary, at such Beneficiary's expense and subject to the other provisions of this Agreement (including without limitation Section 4.4(g)), as permitted under the related Financing Documents, including, without limitation, the transmission of notices of default, repossession of Related Vehicles, and the institution of legal or administrative actions or proceedings. Each of the Lessee Grantors, the Lessor Grantors, the Beneficiaries and the Financing Sources agrees that the Master Collateral Agent may exercise such rights, remedies, powers and privileges in lieu of a Beneficiary in accordance with the preceding sentence and agrees that the appropriate Lessee Grantor or the appropriate Lessor Grantor shall reimburse the Master Collateral Agent for such enforcement expenses only to the same extent that it would be obligated to reimburse the applicable Beneficiary for such enforcement expenses pursuant to the related Financing Documents.

            (c) Instructions given to the Master Collateral Agent by any Beneficiary shall comply (and delivery of any such instructions by a Beneficiary to the Master Collateral Agent shall be deemed to be a representation and warranty by such Beneficiary that such instructions comply) with the Financing Documents of such Beneficiary.

            (d) The Master Collateral Agent may at any time delegate any duties or obligations hereunder (including, but not limited to, any duties or obligations arising pursuant to Section 2.6(c), 3.4 or 4.1(b) hereof) to any Person (i) satisfying the requirements of Section 4.6 or (ii) approved by the applicable Beneficiary, in either case who agrees to conduct such duties in accordance with the terms hereof; provided that any delegation of duties or obligations by the Master Collateral Agent pursuant to Section 2.6(c) shall require the consent of the applicable Beneficiary (such consent not to be unreasonably withheld). Any such delegation shall not constitute a resignation within the meaning of Section 4.5 hereof, and the Master Collateral Agent shall not be liable for the acts of such Persons so long as such Persons are selected by the Master Collateral Agent with reasonable care or by a Beneficiary. If any such delegation occurs, notification thereof shall be given to the Master Servicer, the Beneficiaries and the Rating Agencies.

            (e) If, at any time when a Default exists under the Financing Documents related to a Beneficiary, the Master Collateral Agent shall default in its obligation to exercise, or such Beneficiary and the Master Collateral Agent shall be unable to agree on indemnity or reimbursement arrangements with respect to the exercise of, the rights, remedies, powers or privileges of a Beneficiary with respect to its Related Master Collateral in accordance with the direction of such Beneficiary (including any rights under Sections 2.6, 3.4 or 4.1(b)), the Master Collateral Agent shall, upon the written request of such Beneficiary, assign to such Beneficiary the Master Collateral Agent's security interest in, and all of its other rights hereunder relating to, the Related Master Collateral of such Beneficiary and shall, in the case of a default by the Master Collateral Agent, at the Master Collateral Agent's expense, and, in any other event, at the expense of such Beneficiary, execute those instruments and documents necessary to effectuate such assignment (including, if necessary, the execution of documents necessary to change the name of the first lienholder on Certificates of Title for such Beneficiary's Related Vehicles to such Beneficiary or its agent or assignee) and such Beneficiary may thereafter direct that payments that would otherwise be paid into the Master Collateral Accounts with respect to its Related Vehicles be paid to another account permitted by the applicable Financing Documents.

            (f) The Master Collateral Agent, in its individual or in any other capacity, may be a Beneficiary hereunder and as such shall be entitled to all of the protections and rights of a Beneficiary under this Agreement without regard to its capacity as Master Collateral Agent hereunder.

            (g) Upon receipt by the Master Collateral Agent from a Manufacturer of any information pertaining to payments made by such Manufacturer or an auction dealer to the Master Collateral Accounts in connection with any Manufacturer Program, the Master Collateral Agent shall provide such information to the Master Servicer.

            (h) If a Beneficiary shall direct that certain specified duties or obligations hereunder relating to its Related Master Collateral be delegated by the Master Collateral Agent to a designee specified by such Beneficiary, the Master Collateral Agent shall delegate such duties in accordance with such direction. Any such delegation shall not constitute a resignation within the meaning of Section 4.5 hereof, and the Master Collateral Agent shall not be liable for the acts of such Persons. All fees and expenses incurred by the Master Collateral Agent in transferring such duties and all fees and expenses charged or incurred by any such designee in performing such services shall be paid by the Lessee Grantors and ANC in the same manner as other costs and expenses of the Master Collateral Agent are payable by such parties as described in Section 4.8.

            SECTION 4.2 Representations. The Master Collateral Agent hereby represents and warrants that (i) it is a national banking association, duly organized, validly existing and in good standing under the laws of the United States and it has all requisite power and authority to enter into and perform its obligations under this Agreement and (ii) the execution, delivery and performance by it of this Agreement have been duly authorized by all necessary corporate action on its part, and this Agreement is the legal, valid and binding obligation of the Master Collateral Agent, enforceable against it in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors' rights generally and by the application of equitable principles.

            SECTION 4.3 Exculpatory Provisions. The Master Collateral Agent makes no representations as to the value or condition of the Master Collateral or any part thereof, as to the status or designation of any Vehicle as a Related Vehicle to any Beneficiary pursuant to Section 2.2 hereof, as to the title of any of the Lessee Grantors or any of the Lessor Grantors thereto, as to the protection afforded by this Agreement, as to any statements, representations or warranties made by any Person (other than itself) in or in connection with this Agreement or any Financing Document, as to the validity, execution (except its own execution), enforceability (except enforceability against itself), priority, perfection, legality or sufficiency of this Agreement or any Financing Document or any documents or instruments referred to therein, or the sufficiency or effectiveness or perfection or priority of any Lien on any collateral described in this Agreement, or as to the validity or collectibility of any obligation contemplated by this Agreement, and the Master Collateral Agent shall incur no liability or responsibility in respect of any such matters. The Master Collateral Agent shall not be responsible for insuring the Master Collateral or for the payment of taxes, charges, assessments or Liens upon the Master Collateral or for perfecting or maintaining the perfection of its security interest in the Master Collateral purported to be granted hereby or otherwise as to the maintenance of the Master Collateral. Any reference herein to actual knowledge of the Master Collateral Agent shall mean actual knowledge of an officer of the Master Collateral Agent assigned to and working in its Corporate Trust Office or such other department as the Master Collateral Agent may designate from time to time in a notice to the Master Servicer, each of the Lessee Grantors, the Lessor Grantors and the Beneficiaries.

            SECTION 4.4 Limitations on Duties of the Master Collateral Agent.
(a) The Master Collateral Agent undertakes to perform only the duties expressly set forth herein and no implied duties shall be read into this Agreement. Nothing herein shall be deemed to constitute the Master Collateral Agent a trustee or fiduciary for any Financing Source or any Beneficiary.

            (b) The Master Collateral Agent may exercise the rights and powers granted to it by this Agreement, together with such powers as are reasonably incidental thereto, but only pursuant to the terms of this Agreement.

            (c) The Master Collateral Agent's duty of care shall be solely to deal with the Master Collateral as it would deal with property of its own, the Master Collateral Agent shall not be liable for any error of judgment made in good faith by an officer thereof, or for any action taken or omitted to be taken by it in accordance with this Agreement, except to the extent caused by the gross negligence or willful misconduct of the Master Collateral Agent.

            (d) The Master Collateral Agent shall have no authority to grant, convey or assign the Certificates of Title or change the notation of a security interest thereon or deal with the Certificates of Title in any way except as expressly provided herein.

            (e) The Master Collateral Agent shall have no liability or responsibility for (i) any release of Master Collateral by the Master Servicer pursuant to Sections 2.7 or 2.8, (ii) any act of the Master Servicer taken in its own name or the name of the Master Collateral Agent, or (iii) custody of any Certificates of Title not delivered to it and required to be held by it in connection with this Agreement.

            (f) The Master Collateral Agent shall have no duty to calculate, compute or verify, and shall not be held in any manner responsible for the content of the Master Servicer's Fleet Report, except to verify that the certificate filed therewith conforms to the form of Exhibit C.

            (g) Except as required by the specific terms of this Agreement, the Master Collateral Agent shall not be required to exercise any discretion and shall have no duty to exercise or to refrain from exercising any right, power, remedy or privilege granted to it hereby, or to take any affirmative action or refrain from taking any affirmative action hereunder, unless directed to do so by Beneficiaries specified herein as being entitled to direct the Master Collateral Agent hereunder (and shall be fully protected in acting or refraining from acting pursuant to or in accordance with such directions, which shall be binding on each of the Financing Sources and Beneficiaries). Notwithstanding anything herein to the contrary, the Master Collateral Agent shall not be required to take any action (a) that in its reasonable opinion is or may be contrary to law or to the terms of this Agreement, any Financing Document or any other agreement or instrument relating to the Master Collateral, or (b) which might or would in its reasonable opinion subject it or any of its directors, officers, employees or agents to personal or financial liability unless it is indemnified hereunder to its satisfaction (and if any indemnity should become, in the determination of the Master Collateral Agent, inadequate, the Master Collateral Agent may call for additional indemnity and cease to act until such additional indemnity is given).

            (h) Subject to Sections 4.8(a)(ii) and (b)(ii), the Master Collateral Agent may, in its sole discretion, retain counsel, independent accountants and other experts selected by it and may act in reliance upon the advice of such counsel, independent accountants and other experts concerning all matters pertaining to the agencies hereby created and its duties hereunder, and shall be held harmless and shall not be liable for any action taken or omitted to be taken by it in good faith in reliance upon or in accordance with the statements and advice of such counsel (or counsel to ANC, any of the Lessee Grantors or Lessor Grantors), accountants and other experts.

            (i) In the event that there is a dispute between two or more Beneficiaries with respect to which portion of the Master Collateral constitutes the Related Master Collateral of each such Beneficiary or the Master Collateral Agent receives conflicting instructions delivered in accordance with this Agreement, the Master Collateral Agent shall have the right to seek instructions concerning its duties and actions under this Agreement from any court of competent jurisdiction. If the Master Collateral Agent receives unclear or conflicting instructions, it shall be entitled to refrain from taking action until clear or non-conflicting instructions are received, but shall inform the instructing party or parties promptly of its decision to refrain from taking such action. Without limiting the foregoing, in the event that the Master Collateral Agent receives unclear or conflicting instructions from Beneficiaries hereunder or there is any other disagreement between the other parties hereto resulting in adverse claims and demands being made in connection with all or part of the Master Collateral or in the event that the Master Collateral Agent in good faith is in doubt as to what action it should take hereunder, the Master Collateral Agent shall be entitled to retain the disputed Master Collateral until the Master Collateral Agent shall have received (i) a final order of a court of competent jurisdiction directing delivery of such Master Collateral or (ii) a written agreement executed by the disputing parties directing delivery of such Master Collateral in which event the Master Collateral Agent shall disburse such Master Collateral in accordance with such order or agreement. Upon request of the Master Collateral Agent, any such court order shall be accompanied by a legal opinion by counsel for the presenting party satisfactory to the Master Collateral Agent to the effect that such order is final. Expenses incurred by the Master Collateral Agent under this paragraph shall be reimbursed pursuant to Section 4.8.

            (j) The Master Collateral Agent shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement, any Financing Document or any other agreements or instruments relating to the Master Collateral on the part of any party hereto or thereto or to inspect any books and records relating to the Master Collateral other than as it determines necessary in the fulfillment of its own obligations hereunder. The Master Collateral Agent may conclusively rely on the designation of Related Vehicles on the Master Servicer's computer system unless it has received written notice that a Beneficiary disputes such designation.

            (k) The Master Collateral Agent shall be entitled to rely on any communication, certificate, instrument, opinion, report, notice, paper or other document reasonably believed by it to be genuine and correct and to have been signed, given or sent by the proper Person or Persons. The Master Collateral Agent shall be entitled to assume that no Default shall have occurred and be continuing and that the Master Collateral Accounts, and any funds on deposit in or to the credit of such Master Collateral Accounts, are not subject to any writ, order, judgment, warrant of attachment, execution or similar process (collectively, a "writ"), unless (i) in the case of any writ, the Master Collateral Agent has actual knowledge thereof or (ii) the Master Collateral Agent has received written notice from the Master Servicer, any of the Lessor Grantors, any of the Lessee Grantors, a Beneficiary or a Financing Source that such a Default has occurred or such writ has been issued and, in each case, continues to be in effect, which notice specifies the nature thereof.

            (l) The Master Collateral Agent, in its individual capacity, may accept deposits from, lend money to and generally engage in any kind of business with the

Master Servicer, any of the Lessor Grantors, any of the Lessee Grantors, any Financing Source, any Manufacturer and their respective affiliates as if it were not the agent of the Beneficiaries or the Financing Sources.

            (m) Any action or proceeding alleging any breach by the Master Collateral Agent of duties under this Agreement shall be prosecuted only in the courts of the State of New York or in the United States District Court for the Southern District of New York.

            (n) The Master Collateral Agent shall not be accountable for the use or application by any person of disbursements properly made by the Master Collateral Agent in conformity with the provisions of this Agreement.

            (o) The Master Collateral Agent may exercise any of its duties hereunder by or through agents or employees. The possession of the Master Collateral by such agents or employees shall be deemed to be the possession of the Master Collateral Agent. No provision of this Agreement shall require the Master Collateral Agent to expend or risk its own funds or otherwise incur any financial or other liability in the performance of any duties hereunder or in the exercise of any rights and powers hereunder unless the Master Collateral Agent is provided with an indemnity from one or more of the Beneficiaries or other Persons, satisfactory to the Master Collateral Agent in its sole discretion.

            SECTION 4.5 Resignation and Removal of Master Collateral Agent. (a) The Master Collateral Agent may, at any time with or without cause by giving sixty (60) days' prior written notice to the Master Servicer, each of the Lessor Grantors, each of the Lessee Grantors and the Beneficiaries, resign and be discharged of its responsibilities hereunder created, such resignation to become effective upon the appointment by the Master Servicer and the Lessor Grantors of a successor Master Collateral Agent with the approval of each Beneficiary, which approval shall not be unreasonably withheld, and the acceptance of such appointment by such successor Master Collateral Agent. The Master Servicer shall, promptly upon receipt thereof, provide a copy of the notice from the Master Collateral Agent referred to in the preceding sentence to each Rating Agency. The Master Collateral Agent may be removed by the Master Servicer or any of the Lessor Grantors at any time (with or without cause) upon thirty (30) days' written notice by the Master Servicer or any of the Lessor Grantors, as the case may be, to the Master Collateral Agent and each of the Rating Agencies, and the approval by each Beneficiary of the successor Master Collateral Agent appointed by the Master Servicer and the Lessor Grantors; provided, however, that if either the Master Servicer or any of the Lessor Grantors is in default (beyond all applicable grace and cure periods) under this Agreement or any Financing Document, then so long as such default continues, the right of the Master Servicer and the Lessor Grantors to remove the Master Collateral Agent shall cease and then the Master Collateral Agent may be removed (with or without cause) at the direction of 100% of the Beneficiaries upon thirty (30) days' written notice to the Master Servicer, each of the Lessor Grantors, each of the Lessee Grantors, the Master Collateral Agent and each of the Rating Agencies; provided, further, that no removal of the Master Collateral Agent shall be effective until the appointment of a successor Master Collateral Agent and acceptance of such appointment by such Master Collateral Agent. Any removed Master Collateral Agent shall be entitled to its reasonable fees and expenses to the date the successor Master Collateral Agent assumes the Master Collateral Agent's duties hereunder. The indemnification of Section 4.10 shall survive the termination of the other provisions of this Agreement as to the predecessor Master Collateral Agent. If no successor Master Collateral Agent shall be appointed and approved within thirty (30) days from the date of the giving of the aforesaid notice of resignation or within thirty (30) days from the date of such notice of removal, the Master Collateral Agent, on behalf of the Master Servicer, each of the Lessor Grantors, each of the Lessee Grantors, each Financing Source and each Beneficiary may appoint, or petition a court of competent jurisdiction to appoint, a successor Master Collateral Agent to act until such time, if any, as a successor Master Collateral Agent shall be appointed as above provided. Any successor Master Collateral Agent so appointed by such court shall immediately upon its acceptance of such appointment without further act supersede any predecessor Master Collateral Agent. Upon the appointment of a successor Master Collateral Agent hereunder and its acceptance of such appointment, the predecessor Master Collateral Agent shall be discharged of and from any and all further obligations arising in connection with this Agreement.

            (b) The appointment, designation and acceptance referred to in
Section 4.5(a) shall, after any required filing, be full evidence of the right and authority to make the same and of all the facts therein recited, and this Agreement shall vest in such successor Master Collateral Agent, without any further act, deed or conveyance, all of the estate and title of its predecessors and upon such filing for record the successor Master Collateral Agent shall become fully vested with all the estates, properties, rights, powers, duties, authority and title of its predecessors; but any predecessor Master Collateral Agent shall nevertheless, on payment of its charges and on the written request of the Majority Beneficiaries, the Master Servicer, any of the Lessor Grantors, any of the Lessee Grantors or any successor Master Collateral Agent empowered to act as such at the time any such request is made, execute and deliver an instrument without recourse or representation transferring to such successor all the estates, properties, rights, powers, duties, authority and title of such predecessor hereunder and shall deliver all securities and moneys held by it to such successor Master Collateral Agent. Upon the appointment of a successor Master Collateral Agent hereunder, the predecessor Master Collateral Agent shall be discharged of and from any and all further obligations arising in connection with this Agreement; provided, however, that the predecessor Master Collateral Agent will serve as nominee lienholder for the successor Master Collateral Agent.

            SECTION 4.6 Qualification of Successors to Master Collateral Agent. Every successor to the Master Collateral Agent appointed pursuant to Section 4.5 shall be a bank or trust company in good standing and having power so to act and incorporated under the laws of the United States or any State thereof or the District of Columbia, and shall also have capital, surplus and undivided profits of not less than $100,000,000 if there be such an institution with such capital, surplus and undivided profits willing, qualified and able to accept the trust upon reasonable or customary terms. The Master Servicer shall give the Rating Agencies written notice prior to any successor Master Collateral Agent being appointed pursuant to Section 4.5.

            SECTION 4.7 Merger of the Master Collateral Agent. Any corporation into which the Master Collateral Agent may be merged, or with which it may be converted or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Master Collateral Agent shall be a party shall be the Master Collateral Agent under this Agreement without the execution or filing of any paper or any further act on the part of the parties hereto. The Master Collateral Agent shall give the Rating Agencies, the Master Servicer, each of the Lessor Grantors, each of the Lessee Grantors and the Master Servicer prior written notice of any such merger, conversion or consolidation.

            SECTION 4.8 Compensation and Expenses. Each Lessee Grantor, severally (and to the extent not paid by a Lessee Grantor, ANC), (i) with respect to any Related Master Collateral as to which it is Grantor and (ii) with respect to any Related Master Collateral as to which a Lessor Grantor is Grantor if such Master Collateral relates to a Related Vehicle leased by such Lessee Grantor from such Lessor Grantor, shall pay to the Master Collateral Agent, from time to time (i) compensation for its services hereunder for administering the Master Collateral as set forth in the fee letter dated as of October 29, 1997, between the Master Servicer and the Master Collateral Agent, as such letter may be amended, modified or supplemented from time to time, and (ii) all reasonable out-of-pocket costs and expenses of the Master Collateral Agent (including reasonable fees and expenses of counsel) (A) arising in connection with the preparation, execution, delivery, or modification of this Agreement and/or the enforcement of any of the provisions hereof or (B) incurred in connection with the administration of the Master Collateral, the sale or other disposition of Master Collateral pursuant to any Financing Document and/or the preservation, protection or defense of the Master Collateral Agent's rights under this Agreement and in and to the Master Collateral.

            SECTION 4.9 Stamp, Other Similar Taxes and Filing Fees. Each Lessee Grantor, severally (and to the extent not paid by a Lessee Grantor, ANC),
(i)with respect to any Related Master Collateral as to which it is Grantor and
(ii) with respect to any Related Master Collateral as to which a Lessor Grantor is Grantor if such Master Collateral relates to a Related Vehicle leased by such Lessee Grantor from such Lessor Grantor, shall indemnify and hold harmless the Master Collateral Agent from any present or future claim for liability for any stamp or other similar tax and any penalties or interest with respect thereto, that may be assessed, levied or collected by any jurisdiction in connection with this Agreement or any Master Collateral. Each Lessee Grantor, severally (and to the extent not paid by a Lessee Grantor, ANC), (i) with respect to any Related Master Collateral as to which it is Grantor and (ii) with respect to any Related Master Collateral as to which a Lessor Grantor is Grantor if such Master Collateral relates to a

Related Vehicle leased by such Lessee Grantor from such Lessor Grantor, shall pay, or reimburse the Master Collateral Agent for, any and all amounts in respect of, all search, filing, recording and registration fees, taxes, excise taxes and other similar imposts payable in respect of the execution, delivery, performance and/or enforcement of this Agreement.

            SECTION 4.10 Indemnification. (a) Each Lessee Grantor, severally (and to the extent not paid by a Lessee Grantor, ANC), (i) with respect to any Related Master Collateral as to which it is Grantor and (ii) with respect to any Related Master Collateral as to which a Lessor Grantor is Grantor if such Master Collateral relates to a Related Vehicle leased by such Lessee Grantor from such Lessor Grantor, shall pay, and indemnify and hold the Master Collateral Agent and each of the officers, employees, directors and agents thereof harmless from and against, any and all liabilities (including liabilities for penalties and liabilities arising or resulting from actions or suits), obligations, losses, judgments, demands, damages, claims, costs or expenses of any kind or nature whatsoever that may at any time be imposed on, incurred by, or asserted against, the Master Collateral Agent or any such officers, employees, directors or agents in any way relating to or arising out of the execution, delivery, amendment, enforcement, performance and/or administration of this Agreement (and any agreements related thereto including, without limitation, the Assignment Agreements), including reasonable fees and expenses of counsel and other experts, and shall reimburse each Beneficiary for any payments made by such Beneficiary to the Master Collateral Agent or any such officers, employees, directors or agents for any of the foregoing provided that such payments were permitted to be made by such Beneficiary under the related Financing Documents; provided, however, that no Lessee Grantor or ANC shall be liable for the payment of any portion of such liabilities (including liabilities for penalties and liabilities arising or resulting from actions or suits), obligations, losses, judgments, demands, damages, claims, costs or expenses of the Master Collateral Agent or any such officers, employees, directors or agents which are determined by a court of competent jurisdiction in a final proceeding to have resulted from the gross negligence or willful misconduct of the Master Collateral Agent or any such agent.

            (b) Each of the Beneficiaries agrees in accordance with its pro rata portion of the Master Collateral, to indemnify and hold the Master Collateral Agent and each of its officers, employees, directors and agents harmless to the same extent as the Lessee Grantors (and to the extent not paid by a Lessee Grantor, ANC) in accordance with the foregoing paragraph but only to the extent that the Master Collateral Agent has not been paid by the Lessee Grantors (and to the extent not paid by a Lessee Grantor, ANC) pursuant to such paragraph; provided that the applicable Trustee's obligation to indemnify the Master Collateral Agent shall be limited to actions taken by the Master Collateral Agent at the direction of such Trustee under the related Base Indenture, it being understood that the indemnification obligation of such Trustee shall be paid solely out of funds constituting servicing fees under such Base Indenture and the related Series Supplements.

                                   ARTICLE V

                                  MISCELLANEOUS

            SECTION 5.1 Amendments, Supplements and Waivers. This Agreement may be amended, waived, terminated, supplemented or otherwise modified pursuant to a writing executed by the Master Collateral Agent, each Beneficiary, each Financing Source, each of the Lessor Grantors, each of the Lessee Grantors and the Master Servicer; provided, however, that (i) the consent of each Beneficiary and each Financing Source need not be obtained in connection with the execution of a supplement or amendment that only adds a Financing Source or Beneficiary as a party to this Agreement, (ii) an amendment that affects only the Related Master Collateral of a Beneficiary may be executed without the consent of any Financing Sources or Beneficiaries other than such Beneficiary and the related Financing Source (as evidenced by an Officer's Certificate of the applicable Lessee Grantor and/or Lessor Grantor) and (iii) an amendment may be executed without the consent of a Beneficiary or a Financing Source if such amendment is effected only to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein or which is otherwise defective, or to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement or any other applicable Financing Document of such Financing Source; provided, such action pursuant to this clause shall not adversely affect the interests of a Beneficiary or a Financing Source in any material respect. Additional Financing Sources or Beneficiaries may from time to time become parties hereto and Financing Sources or Beneficiaries hereunder by the execution of a Financing Source and Beneficiary Supplement by such additional Financing Source or Beneficiary, the Master Collateral Agent, the Master Servicer, each of the Lessor Grantors and each of the Lessee Grantors. Additional Lessee Grantors and additional Lessor Grantors may from time to time become parties hereto by the execution and delivery of a Grantor Supplement by such additional Lessee Grantor or Lessor Grantor, as the case may be, the Master Collateral Agent, the Master Servicer and each of the Lessor Grantors. The Master Servicer shall give the Rating Agencies prior written notice of any amendment, supplement, waiver or modification of this Agreement. Upon execution of a Financing Source and Beneficiary Supplement or a Grantor Supplement, the Master Servicer shall furnish a copy thereof to the other parties hereto. If a Beneficiary hereunder is a trustee for notes or other debt obligations that have been rated by Standard & Poor's, and less than 100% of the holders of such notes or other debt obligations have consented to any amendment that requires the consent of such Beneficiary, then prior to agreeing to any such amendment, such Beneficiary shall obtain confirmation from Standard & Poor's to the effect that such amendment will not result in the reduction or withdrawal of the rating (in effect immediately before the effectiveness of such amendment) of any such notes or other debt obligations.

            SECTION 5.2 Notices. All notices, amendments, waivers, consents and other communications provided to any party hereto under this Agreement shall be in writing and addressed, delivered or transmitted to such party at its address or facsimile number set forth in clauses (a), (b) or (c) below or at such other address or facsimile number as may be designated by such party in a notice to the other parties. Any notice, if mailed by certified or registered mail and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted upon receipt of electronic confirmation of such, and shall be addressed as follows:

            (a) if to the Master Servicer, any of the Lessor Grantors, any of the Lessee Grantors (as of the date hereof) or the Master Collateral Agent, at the address specified for such party on the signature pages hereto;

            (b) if to any Beneficiary, Financing Source or other Person specified in a Financing Source and Beneficiary Supplement, at the address specified in such Financing Source and Beneficiary Supplement; or

            (c) if to any additional Lessee Grantor or Lessor Grantor specified in a Grantor Supplement, at the address specified for such Lessee Grantor or Lessor Grantor in such Grantor Supplement.

            SECTION 5.3 Headings. Section, subsection and other headings used in this Agreement are for convenience only and shall not affect the construction of this Agreement.

            SECTION 5.4 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            SECTION 5.5 Counterparts. This Agreement may be executed in separate counterparts and by the different parties on different counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

            SECTION 5.6 Conflicts with Financing Documents; Reservation of Rights. The parties agree that in the event of any conflict between the provisions of this Agreement and the provisions of any Financing Documents, the provisions of this Agreement shall control. Except as expressly provided herein, nothing contained in this Agreement is intended to affect or limit, in any way, the rights that each of the Beneficiaries has insofar as the rights of such parties and third parties are involved. Except as expressly provided herein, the Beneficiaries specifically reserve all their respective rights against ANC, the Master Servicer, the Lessee Grantors, the Lessor Grantors, any Financing Source and/or any third party.

            SECTION 5.7 Binding Effect. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns. Nothing herein is intended or shall be construed to give any other Person any right, remedy or claim under, to or in respect of this Agreement or the Master Collateral.

            SECTION 5.8 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

            SECTION 5.9 Effectiveness. This Agreement shall become effective on the execution and delivery hereof and shall remain in effect until no amounts are owed to any Financing Source under any Financing Document and no Beneficiary or Financing Source shall have any claim on the Master Collateral.

            SECTION 5.10 Termination of Beneficiary. At any time when (a) a Beneficiary shall not have any Related Vehicles hereunder and no amounts are then owing to the Related Financing Source under its Financing Documents and such Financing Documents have been terminated and are of no further force or effect, or (b)(i) the Master Collateral Agent's security interest has been reassigned to a Beneficiary pursuant to Section 4.1(e) and (ii) such Beneficiary has elected to terminate this Agreement, this Agreement shall terminate as to such Beneficiary upon delivery by the applicable Beneficiary to the Master Collateral Agent of a written notice acknowledging that the interest in favor of such Beneficiary evidenced by the applicable Financing Source and Beneficiary Supplement has been terminated. Each Beneficiary agrees that when the conditions described in Section 5.10(a) or 5.10(b) have been met to its satisfaction, it shall deliver such written notice to the Master Collateral Agent.

            SECTION 5.11 Termination of this Agreement. At any time that there are no Beneficiaries, the Master Servicer may terminate this Agreement upon notice to the Master Collateral Agent, and the Master Collateral Agent shall take all actions reasonably requested by the Master Servicer, at the Master Servicer's expense, to evidence the termination of this Agreement and the Master Collateral Agent's interest in the Master Collateral, including, without limitation, execute such documents and instruments as the Master Servicer may reasonably request in connection with such reassignment; provided, however, that Sections 4.3, 4.4(a), (c), and (e) through (o), 4.8, and the indemnification set forth in Sections 4.9 and 4.10 shall survive the termination of this Agreement.

            SECTION 5.12 Assignment by Financing Sources; Exercise of Rights by Third Parties.

            (a) Each Financing Source acknowledges that it has assigned and does hereby assign to its related Beneficiary all of its rights and interests under this Agreement and further acknowledges that its related Beneficiary may exercise all of such Financing Source's rights hereunder.

            (b) The parties hereto agree that the rights given to any Beneficiary hereunder may be exercised by any third party designated by such Beneficiary.

            SECTION 5.13 No Bankruptcy Petition Against Financing Sources. The Master Collateral Agent hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of the latest maturing debt security issued by a Financing Source, it will not institute against, or join with any other Person in instituting against, such Financing Source, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other similar proceedings under any Federal or state bankruptcy or similar law; provided, however, that nothing in this Section 5.13 shall constitute a waiver of any right to indemnification, reimbursement or other payment from any Financing Source or Beneficiary pursuant to this Agreement; provided, further, that this Section 5.13 shall only be effective with respect to a Financing Source for which the related Financing Documents contain a no bankruptcy petition provision similar to this Section 5.13. In the event that the Master Collateral Agent takes action in violation of this Section 5.13, each affected Financing Source agrees that it shall file an answer with the bankruptcy court or otherwise properly contest the filing of such a petition by the Master Collateral Agent against such Financing Source or the commencement of such action and raise the defense that the Master Collateral Agent has agreed in writing not to take such action and should be estopped and precluded therefrom and such other defenses, if any, as its counsel advises that it may assert; and if the Master Collateral Agent acts in violation of this Section 5.13 it shall be liable for and pay the costs and expenses of such Financing source in connection therewith. The provisions of this Section 5.13 shall survive the termination of this Agreement, and the resignation or removal of the Master Collateral Agent.

            SECTION 5.14 Jurisdiction; Consent to Service of Process. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST THE MASTER SERVICER, ANY FINANCING SOURCE OR ANY BENEFICIARY WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN ANY STATE OR (TO THE EXTENT PERMITTED BY LAW) FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE MASTER SERVICER, EACH FINANCING SOURCE AND EACH BENEFICIARY ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. THE MASTER SERVICER DESIGNATES AND APPOINTS LORD SECURITIES, 2 WALL STREET, NEW YORK, NEW YORK 10005, AND EACH FINANCING SOURCE AND EACH BENEFICIARY DESIGNATES AND

APPOINTS LORD SECURITIES, 2 WALL STREET, NEW YORK, NEW YORK 10005, AND SUCH OTHER PERSONS AS MAY HEREAFTER BE SELECTED BY THE MASTER SERVICER, EACH FINANCING SOURCE AND EACH BENEFICIARY IRREVOCABLY AGREEING IN WRITING TO SERVE, AS ITS AGENT TO RECEIVE ON ITS BEHALF, SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDINGS IN ANY SUCH COURT, SUCH SERVICE BEING HEREBY ACKNOWLEDGED BY THE MASTER SERVICER, EACH FINANCING SOURCE AND EACH BENEFICIARY TO BE EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT. A COPY OF SUCH PROCESS SO SERVED SHALL BE MAILED BY REGISTERED MAIL TO THE MASTER SERVICER, SUCH FINANCING SOURCE OR SUCH BENEFICIARY SO SERVED AT ITS ADDRESS PROVIDED IN THE APPLICABLE SIGNATURE PAGE HERETO, EXCEPT THAT, UNLESS OTHERWISE PROVIDED BY APPLICABLE LAW, ANY FAILURE TO MAIL SUCH COPY SHALL NOT AFFECT THE VALIDITY OF SERVICE OF PROCESS. IF ANY AGENT APPOINTED BY THE MASTER SERVICER, SUCH FINANCING SOURCE OR SUCH BENEFICIARY REFUSES TO ACCEPT SERVICE, THE MASTER SERVICER, EACH FINANCING SOURCE AND EACH BENEFICIARY HEREBY AGREES THAT SERVICE UPON IT BY MAIL SHALL CONSTITUTE SUFFICIENT NOTICE. NOTHING HEREIN SHALL AFFECT THE RIGHTS TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF ANY FINANCING SOURCE OR BENEFICIARY TO BRING PROCEEDINGS AGAINST THE MASTER SERVICER IN THE COURTS OF ANY OTHER JURISDICTION.

            SECTION 5.15 Waiver of Jury Trial. THE MASTER COLLATERAL AGENT, EACH LESSOR GRANTOR, EACH LESSEE GRANTOR, EACH FINANCING SOURCE, EACH BENEFICIARY AND THE MASTER SERVICER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE MASTER COLLATERAL AGENT, ANY FINANCING SOURCE, ANY BENEFICIARY, ANY LESSOR GRANTOR, ANY LESSEE GRANTOR OR THE MASTER SERVICER IN CONNECTION HEREWITH OR THEREWITH. THE MASTER SERVICER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE MASTER COLLATERAL AGENT, EACH FINANCING SOURCE, EACH BENEFICIARY, THE MASTER SERVICER, EACH LESSOR GRANTOR AND EACH LESSEE GRANTOR ENTERING INTO THIS AGREEMENT.

            SECTION 5.16 Insurance Notification. The Master Collateral Agent shall, promptly upon its receipt of notification of any termination of or proposed cancellation or nonrenewal of any insurance policies required to be maintained under any of the Financing Documents, notify the Beneficiary thereof of any such termination, proposed cancellation or nonrenewal.

            SECTION 5.17 Waiver of Set-Off With Respect to the Lessor Grantors, the Lessee Grantors and ANC. Each of the Beneficiaries hereby waives and relinquishes any right that it has or may have to set-off or to exercise any banker's lien or any right of attachment or garnishment with respect to any funds at any time and from time to time on deposit in, or otherwise to the credit of, any account and any claims of the Lessor Grantors, the Lessee Grantors and ANC therein or with respect to any right to payment from the Lessor Grantors, the Lessee Grantors and ANC, it being understood, however, that nothing contained in this Section 5.17 shall, or is intended to, derogate from the assignment and security interest granted to any Beneficiary under the Financing Documents or the Master Collateral Agent under this Agreement or impair any rights of the Beneficiaries or the Master Collateral Agent hereunder or thereunder.

            SECTION 5.18 Confidentiality. Each party hereto (other than ANC, the Lessor Grantors and the Lessee Grantors) agrees that it shall not disclose any Confidential Information to any Person without the prior written consent of ANC, the applicable Lessor Grantor or the applicable Lessee Grantor, as the case may be, other than (a) to any Beneficiary, and then only on a confidential basis,
(b) as required by any law, rule or regulation or any judicial process of which ANC, the applicable Lessor Grantor or the applicable Lessee Grantor, as the case may be, has knowledge; provided that any party hereto may disclose Confidential Information as required by law, rule or regulation or any judicial process of which ANC, the applicable Lessor Grantor or the applicable Lessee Grantor, as the case may be, does not have knowledge if such party is prohibited by law from disclosing such requirement to ANC, the applicable Lessor Grantor or the applicable Lessee Grantor, as the case may be, and (c) in the course of litigation with ANC, any of the Lessor Grantors or any of the Lessee Grantors, as the case may be, or any Beneficiary.

            "Confidential Information" means information that ANC, any of the Lessor Grantors or any of the Lessee Grantors, as applicable, furnishes to a Beneficiary on a confidential basis, but does not include any such information that is or becomes generally available to the public other than as a result of a disclosure by such Beneficiary or other Person to which such Beneficiary delivered such information or that is or becomes available to such Beneficiary from a source other than ANC, any of the Lessor Grantors or any of the Lessee Grantors, as the case maybe, provided that such source is not (1) known to such Beneficiary to be bound by a confidentiality agreement with ANC, any of the Lessor Grantors or any of the Lessee Grantors, as the case may be, or (2) known to such Beneficiary to be otherwise prohibited from transmitting the information by a contractual, legal or fiduciary obligation.

                     [Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, each party hereto has executed this Agreement or caused this Agreement to be duly executed by its officer thereunto duly authorized as of the day and year first above written.

                           ANC RENTAL CORPORATION,
                                 as Master Servicer

                           By:__________________________________________________
                              Name:   Leland F. Wilson
                              Title:  Senior Vice President and Treasurer

                           Address:      200 South Andrews Avenue
                                         11th Floor
                                         Ft. Lauderdale, FL  33301
                           Attention:    Leland F. Wilson
                           Telephone:    (954) 320-6751
                           Facsimile:    (954) 320-4530


                           NATIONAL CAR RENTAL FINANCING LIMITED
                             PARTNERSHIP, as grantor

                           By: NATIONAL CAR RENTAL FINANCING
                                CORPORATION, its General Partner

                               By:____________________________________________
                                  Name:
                                  Title:

                               Address:    7700 France Avenue South
                                           Minneapolis, MN  55435
                               Attention:  Jason Smith
                               Telephone:  (952) 830-2121
                               Facsimile:  (952) 893-6519
                                           with a copy to (954) 320-4530


                           ALAMO FINANCING L.P., as grantor

                           By: ALAMO FINANCING L.L.C., its General Partner

                               By:______________________________________________

                                  Name:
                                  Title:

                               Address:   7700 France Avenue South
                                          Minneapolis, MN  55435
                               Attention: Jason Smith
                               Telephone: (952) 830-2121
                               Facsimile: (952) 893-6519
                                          with a copy to (954) 320-4530


                           CARTEMPS FINANCING L.P., as grantor

                           By: CARTEMPS FINANCING L.L.C., its General
                               Partner

                               By:_____________________________________________
                                  Name:
                                  Title:

                               Address:   7700 France Avenue South
                                          Minneapolis, MN  55435
                               Attention: Jason Smith
                               Telephone: (952) 830-2121
                               Facsimile: (952) 893-6519
                                          with a copy to (954) 320-4530


                           ALAMO RENT-A-CAR, LLC as grantor

                           By:_________________________________________________
                              Name:  Leland F. Wilson
                              Title: Assistant Treasurer

                           Address:   200 South Andrews Avenue
                                      11th Floor
                                      Ft. Lauderdale, FL  33301
                           Attention: Leland F. Wilson
                           Telephone: (954) 320-6751
                           Facsimile: (954) 320-4530

                           NATIONAL CAR RENTAL SYSTEM, INC., as grantor

                           By:_________________________________________________
                              Name:   Leland F. Wilson
                              Title:  Authorized Signatory

                           Address:   200 South Andrews Avenue
                                      Ft. Lauderdale, FL  33301
                           Attention: Leland F. Wilson
                           Telephone: (954) 320-6751
                           Facsimile: (954) 320-4530


                           SPIRIT RENT-A-CAR, INC.
                           d/b/a ALAMO, as grantor

                           By:__________________________________________________
                              Name:   Leland F. Wilson
                              Title:  Treasurer

                           Address:   29100 Aurora Road, Suite 400
                                      Solon, OH  44139
                           Attention: Jack Zeman
                           Telephone: (440) 711-1000
                           Facsimile: (440) 711-1130


                           CITIBANK, N.A.,
                           not in its individual capacity but
                           solely as Master Collateral Agent

                           By:__________________________________________________
                              Name:   Louis Piscatelli
                              Title:  Vice President

                           Address:   111 Wall Street
                                      14th Floor
                                      New York, NY  10043
                           Attention: Agency and Trust Department
                           Telephone: (212) 657-5933
                           Facsimile: (212) 657-3866

                                                                       EXHIBIT A

              FINANCING SOURCE AND BENEFICIARY SUPPLEMENT TO FIFTH
             AMENDED AND RESTATED MASTER COLLATERAL AGENCY AGREEMENT

This FINANCING SOURCE AND BENEFICIARY SUPPLEMENT to the Fifth Amended and Restated Master Collateral Agency Agreement, dated as of June 11, 2002 (as heretofore amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, the "Master Collateral Agency Agreement"), among ANC RENTAL CORPORATION, as Master Servicer, NATIONAL CAR RENTAL FINANCING LIMITED PARTNERSHIP, as a grantor, ALAMO FINANCING L.P., as a grantor, CARTEMPS FINANCING L.P., as a grantor, ALAMO RENT-A-CAR, LLC as a grantor, NATIONAL CAR RENTAL SYSTEM, INC., as a grantor, SPIRIT RENT-A-CAR, INC., d/b/a ALAMO, as a grantor, CITIBANK, N.A., as Master Collateral Agent, and the Financing Sources and Beneficiaries party thereto, is entered into as of ______, 20__, among the Master Servicer, each of the Lessor Grantors, each of the Lessee Grantors, the Master Collateral Agent, ____________, as a Financing Source (the "New Financing Source") and _____________, as (a) Beneficiar(y)(ies) (the "New Beneficiary").

WHEREAS, the Master Servicer, each of the grantors, the Master Collateral Agent, the various Financing Sources and the various Beneficiaries have entered into the Master Collateral Agency Agreement and now desire to add an additional party to such Agreement.

      NOW, THEREFORE, the parties agree as follows:

SECTION 1. Definitions. All capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Master Collateral Agency Agreement.

SECTION 2. Master Collateral Agency Agreement. Each of New Financing Source and New Beneficiary hereby acknowledges receipt of an executed copy of the Master Collateral Agency Agreement. New Beneficiary hereby becomes (and is hereby designated by the Master Servicer) a Beneficiary under the Master Collateral Agency Agreement. New Financing Source hereby becomes (and is hereby designated by the Master Servicer) a Financing Source under the Master Collateral Agency Agreement. Each of New Financing Source and New Beneficiary agrees to be bound by the terms thereof and hereby authorizes the Master Collateral Agent to act on its behalf under the Master Collateral Agency Agreement with respect to its Related Vehicles and Related Master Collateral.

SECTION 3. Financing Documents. The primary Financing Documents with respect to the New Financing Source and New Beneficiary consist of the Group [ ] Lease and [ ].

                                                                       EXHIBIT A

SECTION 4. Notice Addresses. Any notice to be given to the New Beneficiary or the New Financing Source shall be sent as set forth in the Master Collateral Agency Agreement to the New Financing Source or New Beneficiary at the following address:

                             [New Financing Source]

                             ----------------------

                                [New Beneficiary]

                             ----------------------

SECTION 5. Counterparts. This Financing Source and Beneficiary Supplement may be executed in separate counterparts and by the different parties on different counterparts, each of which shall constitute an original and all of which when taken together shall constitute one and the same agreement.

SECTION 6. GOVERNING LAW. THIS FINANCING SOURCE AND BENEFICIARY SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

                     [Remainder of Page Intentionally Blank]

                                                                       EXHIBIT A

IN WITNESS WHEREOF, each party hereto has executed this Financing Source and Beneficiary Supplement or caused this Financing Source and Beneficiary Supplement to be duly executed by their respective officers duly authorized as of the day and year first above written.


                                ANC RENTAL CORPORATION,
                                as Master Servicer

                                By:_____________________________________________
                                    Name:
                                    Title:


                                NATIONAL CAR RENTAL FINANCING
                                LIMITED PARTNERSHIP, as grantor

                                By: NATIONAL CAR RENTAL FINANCING
                                    CORPORATION, its General Partner

                                    By:_________________________________________
                                      Name:
                                      Title:


                                ALAMO FINANCING L.P., as grantor

                                By: ALAMO FINANCING, L.L.C., its General Partner

                                    By:_________________________________________
                                      Name:
                                      Title:


                                CARTEMPS FINANCING L.P., as grantor

                                By: CARTEMPS FINANCING L.L.C.,
                                    its General Partner

                                    By:_________________________________________
                                      Name:
                                      Title:

                                ALAMO RENT-A-CAR, LLC as grantor

                                                                       EXHIBIT A

                              By:______________________________________________
                                 Name:
                                 Title:


                              NATIONAL CAR RENTAL SYSTEM, INC.,
                              as grantor

                              By:______________________________________________
                                 Name:
                                 Title:


                              SPIRIT RENT-A-CAR, INC.,
                              d/b/a ALAMO, as grantor

                              By:______________________________________________
                                 Name:
                                 Title:


                              CITIBANK, N.A., not in its individual capacity but solely as Master Collateral Agent

                              By:______________________________________________
                                 Name:
                                 Title:


                              [NEW FINANCING SOURCE]

                              By:______________________________________________
                                 Name:
                                 Title:


                              [NEW BENEFICIARY]

                              By:______________________________________________
                                 Name:
                                 Title:

                                                                       EXHIBIT B

                     GRANTOR SUPPLEMENT TO FIFTH AMENDED AND
                   RESTATED MASTER COLLATERAL AGENCY AGREEMENT

            This GRANTOR SUPPLEMENT to the Fifth Amended and Restated Master Collateral Agency Agreement, dated as of June 11, 2002 (as heretofore amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, the "Master Collateral Agency Agreement"), among CITIBANK, N.A., as Master Collateral Agent, ANC RENTAL CORPORATION, as Master Servicer, NATIONAL CAR RENTAL FINANCING LIMITED PARTNERSHIP, as a grantor ("NFLP"), ALAMO FINANCING L.P., as a grantor ("Alamo Leasing"), CARTEMPS FINANCING L.P., as a grantor ("CarTemps Leasing"), each additional grantor that has previously executed a Grantor Supplement and has been designated therein as a "New Lessor Grantor" (each an "Additional Lessor Grantor" and, together with NFLP, Alamo Leasing and CarTemps Leasing, the "Lessor Grantors"), ALAMO RENT-A-CAR, LLC as a grantor, ("Alamo"), NATIONAL CAR RENTAL SYSTEM, INC., as a grantor ("National"), SPIRIT RENT-A-CAR, INC., d/b/a ALAMO, as a grantor ("CarTemps"), and each additional grantor that has previously executed a Grantor Supplement and has been identified therein as a "New Lessee Grantor" (each an "Additional Lessee Grantor" and, together with Alamo, National and CarTemps, the "Lessee Grantors"; the Lessee Grantors together with the Lessor Grantors, the "Grantors") is entered into as of ______, 20__, among the Master Collateral Agent, the Master Servicer, each of the Grantors and ________ ("New [Lessee/Lessor] Grantor").

            WHEREAS, the Master Collateral Agent, the Master Servicer, each of the Lessor Grantors and each of the Lessee Grantors have entered into the Master Collateral Agency Agreement or a Grantor Supplement thereto, and the Master Collateral Agent, the Master Servicer and the Grantors now desire to add an additional grantor party to such Agreement.

            NOW, THEREFORE, the parties agree as follows:

            SECTION 1. Definitions. All capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Master Collateral Agency Agreement.

            SECTION 2. Master Collateral Agency Agreement; Grant of Security Interest. New [Lessee/Lessor] Grantor hereby acknowledges receipt of an executed copy of the Master Collateral Agency Agreement. New [Lessee/Lessor] Grantor hereby becomes a Lessee Grantor or Lessor Grantor, as the case may be, under the Master Collateral Agency Agreement. New [Lessee/Lessor] Grantor hereby agrees to be bound by the terms of the Master Collateral Agency Agreement as a Lessee Grantor or Lessor Grantor, as applicable, thereunder. As security for the payment of the obligations from time to time owing by New [Lessee/Lessor] Grantor to each Financing Source (or any Beneficiary as assignee thereof) under the related Financing Documents, hereby grants, pledges and assigns to the Master Collateral Agent for the benefit of each Financing Source (or any Beneficiary as assignee thereof) a continuing, first priority security

                                                                       EXHIBIT B

interest on all right, title and interest of New [Lessee/Lessor] Grantor in, to and under the following, whether existing or acquired as of the date hereof or hereafter (the "New [Lessee/Lessor] Grantor Master Collateral"):

      (a) all Vehicles owned by New [Lessee/Lessor] Grantor and purchased, financed or refinanced by New [Lessee/Lessor] Grantor, as applicable, with proceeds obtained from a Financing Source and all other Vehicles owned by New [Lessee/Lessor] Grantor and leased under a Lease and all Certificates of Title with respect thereto;

      (b) the Master Collateral Accounts and all funds from time to time deposited or held therein;

      (c) all investments of funds on deposit in the Master Collateral Accounts, and all certificates, instruments and documents related to such investments;

      (d) each Manufacturer Program associated with the Vehicles referred to in
      (i) above owned by New [Lessee/Lessor] Grantor to the extent such right, title and interest relates to such Vehicles, including any amendments thereof and all monies due and to become due in respect of such Vehicles under or in connection with each such Manufacturer Program (other than Excluded Payments) whether payable as Vehicle repurchase prices, auction sales proceeds, guaranteed depreciation payments, fees, expenses, costs, indemnities, insurance recoveries, damages for breach of the Manufacturer Program or otherwise and all rights to compel performance and otherwise exercise remedies thereunder;

      (e) Eligible Receivables refinanced by a [Lessee/Lessor] Grantor [under a Lease](1) [with proceeds obtained from a Financing Source](2);

      (f) all sale or other disposition proceeds payable by any Person in respect of the disposition of Vehicles purchased, financed or refinanced by New [Lessee/Lessor] Grantor with proceeds obtained from a Financing Source or from other Vehicles owned by New [Lessee/Lessor] Grantor and leased under a Lease, including, without limitation, auction proceeds;

      (g) all payments under insurance policies (whether or not the Master Collateral Agent is named as the loss payee thereof) or any warranty payable by reason of loss or damage to, or otherwise with respect to, any of the Vehicles owned by New [Lessee/Lessor] Grantor; and

----------
(1)    Insert in the case of a New Lessee Grantor.

(2)    Insert in the case of a New Lessor Grantor.

                                                                       EXHIBIT B

      (h) any and all products and proceeds of any of the foregoing; provided that, in no event shall any of the foregoing include any right, title or interest in Excluded Payments or in any Fleet Finance Agreement and payments made thereunder.

            SECTION 3. Notice Addresses. Any notice to be given to the New [Lessor/Lessor] Grantor shall be sent as set forth in the Master Collateral Agency Agreement to the New [Lessor/Lessor] Grantor at the following address:

                          [New [Lessee/Lessor] Grantor]

                             ----------------------

            SECTION 4. Counterparts. This Grantor Supplement may be executed in separate counterparts and by the different parties on different counterparts, each of which shall constitute an original and all of which when taken together shall constitute one and the same agreement.

            SECTION 5. GOVERNING LAW. THIS GRANTOR SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

                     [Remainder of Page Intentionally Blank]

                                                                       EXHIBIT B

            IN WITNESS WHEREOF, each party hereto has executed this Grantor Supplement or caused this Grantor Supplement to be duly executed by their respective officers duly authorized as of the day and year first above written.


                              CITIBANK, N.A.,
                              not in its individual capacity but
                              solely as Master Collateral Agent

                              By: ______________________________________________
                                  Name:
                                  Title:


                              ANC RENTAL CORPORATION,
                              as Master Servicer

                              By: ______________________________________________
                                  Name:
                                  Title:


                              NATIONAL CAR RENTAL FINANCING
                              LIMITED PARTNERSHIP, as grantor

                              By  NATIONAL CAR RENTAL FINANCING
                                  CORPORATION, its General Partner

                                  By: __________________________________________
                                      Name:
                                      Title:


                              ALAMO FINANCING L.P., as grantor

                              By: ALAMO FINANCING L.L.C., its General Partner

                                  By: __________________________________________
                                      Name:
                                      Title:


                              CARTEMPS FINANCING L.P., as grantor

                              By: CARTEMPS FINANCING L.L.C.,
                                  its General Partner

                                                                       EXHIBIT B

                                  By: __________________________________________
                                      Name:
                                      Title:

                                  Address:


                              ALAMO RENT-A-CAR, LLC as grantor

                              By: ______________________________________________
                                  Name:
                                  Title:


                              NATIONAL CAR RENTAL SYSTEM, INC.,
                              as grantor

                              By: ______________________________________________
                                  Name:
                                  Title:


                              SPIRIT RENT-A-CAR, INC.,
                              d/b/a ALAMO, as grantor

                              By: ______________________________________________
                                  Name:
                                  Title:

                                                                       EXHIBIT C

                         MASTER SERVICER'S FLEET REPORT

                          Month ending __________, 20__

            Pursuant to Section 2.4 of the Fifth Amended and Restated Master Collateral Agency Agreement, dated as of June 11, 2002, among ANC Rental Corporation ("ANC"), as Master Servicer (in such capacity, the "Master Servicer"), Citibank, N.A., as Master Collateral Agent (the "Master Collateral Agent"), National Car Rental Financing Limited Partnership ("NFLP"), Alamo Financing L.P. ("Alamo Financing"), CarTemps Financing L.P. ("CarTemps Financing") and the other parties thereto (amending and restating the Fourth Amended and Restated Master Collateral Agency Agreement, dated as of June 30, 2000, as supplemented by the Financing Source and Beneficiary Supplements thereto, such Fourth Amendment and Restated Master Collateral Agency Agreement having previously amended and restated the Third Amended and Restated Master Collateral Agency Agreement, dated as of February 26, 1999, as supplemented by the Financing Source and Beneficiary Supplements thereto, such Third Amended and Restated Master Collateral Agency Agreement having previously amended and restated the Second Amended and Restated Master Collateral Agency Agreement, dated as of October 29, 1997, as supplemented by the Financing Source and Beneficiary Supplements thereto, such second Amended and Restated Master Collateral Agency Agreement having previously amended and restated the Amended and Restated Master Collateral Agency Agreement, dated as of April 30, 1996, as supplemented by the Financing Source and Beneficiary Supplements thereto and supplemented and amended by the Supplement and Amendment to the Amended and Restated Master Collateral Agency Agreement, dated as of December 20, 1996, in each case among ANC or AutoNation, Inc. (f/k/a Republic Industries, Inc., as predecessor in interest to ANC), as Master Servicer, the Master Collateral Agent, NFLP, Alamo Financing, CarTemps Financing and the other parties thereto) (as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms thereof, the "Master Collateral Agency Agreement"), the Master Servicer hereby certifies that attached hereto is a report which shows for the month referred to above for each Beneficiary as of the last day of each such month and after giving effect to the most recent redesignation of Vehicles (i) the Related Vehicles designated to such Beneficiary, (ii) whether such Related Vehicles are owned by Alamo Rent-A-Car, LLC, National Car Rental System, Inc., Spirit Rent-A-Car, Inc. d/b/a Alamo, Alamo Financing, NFLP or CarTemps Financing, (iii) the vehicle identification numbers with respect to such Related Vehicles, and (iv) the Capitalized Cost and Net Book Value for such Related Vehicles, (v) the monthly reports required pursuant to any of the Financing Documents to the extent any of the Financing Documents requires that such reports be prepared by the Master Servicer and (vi) the state in which each Vehicle is titled. Capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the Master Collateral Agency Agreement.

            Duly certified and executed, this __ day of __________, 20__.

                                                                       EXHIBIT C

                                      ANC RENTAL CORPORATION.,
                                      as Master Servicer


                                      By: ______________________________________
                                          Name:
                                          Title:

                                                                       EXHIBIT D

                         CERTIFICATE OF TITLE LOCATIONS

                  ALAMO RENT-A-CAR, LLC
                  4680 Blue Lake Drive
                  Boca Raton, FL 33431

                  NATIONAL CAR RENTAL SYSTEM, INC.,
                  4680 Blue Lake Drive
                  Boca Raton, FL 33431

                  SPIRIT RENT-A-CAR, INC., d/b/a ALAMO,
                  29100 Aurora Road, Suite 400
                  Solon, OH 44139

                                                                       EXHIBIT E

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that CITIBANK, N.A., as Master Collateral Agent (the "Master Collateral Agent") under that certain Fifth Amended and Restated Master Collateral Agency Agreement, dated as of June 11, 2002, among ANC Rental Corporation ("ANC"), as Master Servicer (in such capacity, the "Master Servicer"), Citibank, N.A., as Master Collateral Agent (the "Master Collateral Agent"), National Car Rental Financing Limited Partnership ("NFLP"), Alamo Financing L.P. ("Alamo Financing"), CarTemps Financing L.P. ("CarTemps Financing") and the other parties thereto (amending and restating the Fourth Amended and Restated Master Collateral Agency Agreement, dated as of June 30, 2000, as supplemented by the Financing Source and Beneficiary Supplements thereto, such Fourth Amendment and Restated Master Collateral Agency Agreement having previously amended and restated the Third Amended and Restated Master Collateral Agency Agreement, dated as of February 26, 1999, as supplemented by the Financing Source and Beneficiary Supplements thereto, such Third Amended and Restated Master Collateral Agency Agreement having previously amended and restated the Second Amended and Restated Master Collateral Agency Agreement, dated as of October 29, 1997, as supplemented by the Financing Source and Beneficiary Supplements thereto, such second Amended and Restated Master Collateral Agency Agreement having previously amended and restated the Amended and Restated Master Collateral Agency Agreement, dated as of April 30, 1996, as supplemented by the Financing Source and Beneficiary Supplements thereto and supplemented and amended by the Supplement and Amendment to the Amended and Restated Master Collateral Agency Agreement, dated as of December 20, 1996, in each case among ANC or AutoNation, Inc. (f/k/a Republic Industries, Inc., as predecessor in interest to ANC), as Master Servicer, the Master Collateral Agent, NFLP, Alamo Financing, CarTemps Financing and the other parties thereto) (as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms thereof, the "Master Collateral Agency Agreement"), does hereby make, constitute and appoint the Master Servicer and each Sub-Servicer its true and lawful Attorney(s)-in-Fact for it and in its name, stead and behalf to execute any and all documents and instruments (i) to note the Master Collateral Agent as the holder of a first Lien on the Certificate of Title, and/or otherwise ensure that the first Lien shown on any and all Certificates of Title is in the name of the Master Collateral Agent, (ii) to release the Master Collateral Agent's Lien on any Certificate of Title, in connection with the sale or disposition of any Related Vehicle permitted pursuant to the provisions of the Financing Documents relating to such Vehicle, (iii) to release the Master Collateral Agent's Lien on any Certificates of Title with respect to any Vehicle which is not a Related Vehicle and (iv) to appoint individual representatives of each applicable Sub-Servicer with respect to its related Vehicles as attorneys-in-fact to act on behalf of the Master Servicer to fulfill the purposes of this Power of Attorney. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Master Collateral Agency Agreement.

                                                                       EXHIBIT E

            The powers and authority granted hereunder shall, unless sooner revoked by the Master Collateral Agent in accordance with Section 2.7 of the Master Collateral Agency Agreement or following the resignation or removal of the Master Collateral Agent under the Master Collateral Agency Agreement, cease upon the termination of the Master Collateral Agency Agreement.

                                                                       EXHIBIT E

            IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed on its behalf on this _____ day of May, 2002.

                                      Citibank, N.A.,
                                      not in its individual capacity
                                      but solely as Master Collateral Agent


                                      By: _____________________________________
                                          Name:
                                          Title:

STATE OF NEW YORK    )
                     :  ss.:
COUNTY OF NEW YORK   )

            Subscribed and sworn before me, a notary public, in and for said county and state, this____ day of May, 2002.

                                                     Notary Public

                                                     My Commission Expires:

                                                                       EXHIBIT F

                    LIST OF MASTER COLLATERAL ACCOUNT NUMBERS

                                                                     EXHIBIT G-1

                       POST OFFICE BOX SERVICE GUIDELINES

                                                                     EXHIBIT G-2

                            CALLER SERVICE GUIDELINES

                                TABLE OF CONTENTS

                                                                                                                      Section Page
                                                                                                                      ------------
ARTICLE I CERTAIN DEFINITIONS ...........................................................................                   3

         SECTION 1.1   Certain Definitions ..............................................................                   3

         SECTION 1.2   Interpretation and Construction ..................................................                  14

ARTICLE II MASTER COLLATERAL AGENT AS LIENHOLDER FOR THE BENEFICIARIES ..................................                  15

         SECTION 2.1   Security Interest ................................................................                  15

         SECTION 2.2   Designation of Beneficiaries .....................................................                  18

         SECTION 2.3   Redesignation of Beneficiaries ...................................................                  19

         SECTION 2.4   Master Servicer's Fleet Report ...................................................                  20

         SECTION 2.5   Master Collateral Accounts .......................................................                  20

         SECTION 2.6   Certificates of Title ............................................................                  23

         SECTION 2.7   Release of Collateral ............................................................                  25

         SECTION 2.8   Power of Attorney ................................................................                  26

ARTICLE III THE MASTER SERVICER .........................................................................                  27

         SECTION 3.1   Acceptance of Appointment ........................................................                  27

         SECTION 3.2   Master Servicer Functions ........................................................                  27

         SECTION 3.3   The Master Servicer Not to Resign ................................................                  28

         SECTION 3.4   Servicing Rights of Master Collateral Agent ......................................                  28

         SECTION 3.5   Incumbency Certificate ...........................................................                  29

         SECTION 3.6   Sub-Servicers ....................................................................                  29

ARTICLE IV THE MASTER COLLATERAL AGENT ..................................................................                  29

         SECTION 4.1   Appointment ......................................................................                  29

         SECTION 4.2   Representations ..................................................................                  31

         SECTION 4.3   Exculpatory Provisions ...........................................................                  32

         SECTION 4.4   Limitations on Duties of the Master Collateral Agent .............................                  32

         SECTION 4.5   Resignation and Removal of Master Collateral Agent ...............................                  35

         SECTION 4.6   Qualification of Successors to Master Collateral Agent ...........................                  36

         SECTION 4.7   Merger of the Master Collateral Agent ............................................                  37

         SECTION 4.8   Compensation and Expenses ........................................................                  37

         SECTION 4.9   Stamp, Other Similar Taxes and Filing Fees .......................................                  37

         SECTION 4.10  Indemnification ..................................................................                  38

ARTICLE V MISCELLANEOUS .................................................................................                  39

         SECTION 5.1   Amendments, Supplements and Waivers ..............................................                  39

         SECTION 5.2   Notices ..........................................................................                  39

         SECTION 5.3   Headings .........................................................................                  40

         SECTION 5.4   Severability .....................................................................                  40

         SECTION 5.5   Counterparts .....................................................................                  40

         SECTION 5.6   Conflicts with Financing Documents; Reservation of Rights ........................                  40

         SECTION 5.7   Binding Effect ...................................................................                  40

         SECTION 5.8   Governing Law ....................................................................                  41

         SECTION 5.9   Effectiveness ....................................................................                  41

         SECTION 5.10  Termination of Beneficiary .......................................................                  41

         SECTION 5.11  Termination of this Agreement ....................................................                  41

         SECTION 5.12  Assignment by Financing Sources; Exercise of Rights by Third Parties .............                  41

         SECTION 5.13  No Bankruptcy Petition Against Financing Sources .................................                  42

         SECTION 5.14  Jurisdiction; Consent to Service of Process ......................................                  42

         SECTION 5.15  Waiver of Jury Trial .............................................................                  43

         SECTION 5.16  Insurance Notification ...........................................................                  44

         SECTION 5.17  Waiver of Set-Off With Respect to the Lessor Grantors, the Lessee Grantors and ANC                  44

         SECTION 5.18  Confidentiality ..................................................................                  44

EXHIBITS

Exhibit A    Financing Source and Beneficiary Supplement
Exhibit B    Grantor Supplement
Exhibit C    Master Servicer's Fleet Report
Exhibit D    Certificate of Title Locations
Exhibit E    Power of Attorney
Exhibit F    List of Master Collateral Account Numbers
Exhibit G-1  Post Office Box Service Description
Exhibit G-2  Caller Service Description


                                       ii